AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made this 10th day of April, 2002, by and between K-1 Builders, Inc., a publicly-held, fully reporting corporation incorporated in Nevada ("K-1"); John Chris Kirch ("Kirch"), solely for purposes of K-1's representations and warranties; NexGen Vision, Inc., a Delaware corporation ("NexGen"); and the persons listed in Exhibit A hereof who are the owners of record of all the issued and outstanding stock of NexGen who execute and deliver the Agreement ("NexGen Stockholders"), based on the following:

                                    Recitals

         K-1 wishes to acquire 100% of the issued and outstanding stock of NexGen in exchange for stock of K-1, in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Agreement to represent the terms and conditions of such tax-free reorganization, which Agreement the parties hereby adopt. However, neither party is seeking tax counsel or legal or accounting opinions on whether the transaction qualifies for tax-free treatment.


                                    AGREEMENT

         Based on the above recitals, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I
                                EXCHANGE OF STOCK

         1.01 Exchange of Shares. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.09 hereof), the NexGen Stockholders shall assign, transfer, and deliver to K-1, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all issued and outstanding shares of common stock of NexGen (the "NexGen Shares") held by NexGen Stockholders which shares shall represent all issued and outstanding shares of NexGen common stock, and K-1 agrees to acquire such shares on such date by issuing and delivering in exchange therefor an aggregate of 7,700,000 "restricted" shares, as defined in Rule 144 under the Securities Act of 1933 (the "Securities Act"), of K-1 Class B common stock, par value $0.001 per share (the "K-1 Common Stock"). Such shares of K-1 Common Stock shall be issued pro rata based on the number of NexGen Shares held and as set forth opposite the NexGen Stockholder's respective names in Exhibit A. All shares of K-1 Common Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the K-1 Common Stock which may occur between the date of the execution of this Agreement and the Closing Date.

         1.02 Escrow Deposit. Prior to Closing (defined below), NexGen shall deliver $180,000 to the escrow account of K-1's attorney ("Escrow Deposit"). The Escrow Deposit shall be fully refunded to NexGen in the event the transaction contemplated hereunder does not close on the Closing Date, except as set forth in Section 6.10 below. In addition, the shares to be issued to the NexGen Stockholders following the change of domicile and recapitalization of K-1 described in Section 1.03 below, but prior to the Closing Date, shall also be held in escrow pursuant to Section 6.09.

         1.03 Change of Domicile and Recapitalization of K-1. Prior to the Closing Date, but in no event later than two days prior thereto, K-1 shall reincorporate in Delaware as a corporation governed by the Delaware General Corporation Law with the corporate name of NexGen Vision, Inc., which Certificate of Incorporation shall be in the form attached hereto as Exhibit B. Simultaneously with its reincorporation, K-1 shall reclassify its outstanding capital stock by creating two separate classes of common stock, Class A common stock with one vote per share and Class B common stock with 10 votes per share. K-1 shall authorize 50,000,000 shares of Class A common stock to be issued, 7,700,000 of Class B common stock to be issued and 10,000,000 shares of preferred stock to be issued as contemplated by Exhibit B.

         1.04 Change of Corporate Name of NexGen. Prior to K-1's reincorporation in Delaware, NexGen shall change its corporate name to NexGen Merger, Inc.

         1.05 Delivery of Certificates by NexGen Stockholders. The transfer of NexGen Shares by the NexGen Stockholders shall be effected by the delivery to K-1 at the Closing (as set forth in Section 1.09 hereof) of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed and with all necessary transfer taxes and other revenue stamps affixed and acquired at the NexGen Stockholders' expense.

         1.06 Directors and Officers of Successor to K-1. Upon such transfer of the NexGen Shares:

                  (i) the current board of directors and officers of K-1 shall immediately resign, except that Kirch shall remain as a director of the successor to K-1 ("NexGen Newco") until such time as NexGen Newco shall have complied with Rule 14f-1 of the Securities Exchange Act of 1934 (the "Exchange Act") in which event Kirch's term as a director of NexGen Newco shall immediately terminate without the requirement of notice;

                  (ii) Gary T. Lafferty shall immediately be nominated and appointed to the board of directors of NexGen Newco;

                  (iii) Mr. Hermann Burckhardt and Mr. Alberto Burckhardt shall immediately be nominated to the board of directors of NexGen Newco, with such appointments to be effective immediately upon compliance by NexGen Newco with Rule 14f-1 referenced in Section 1.06(i) above; and

                  (iv) Messrs. Lafferty and Kirch, as directors of NexGen Newco shall immediately nominate and appoint the following individuals as officers of NexGen Newco to serve until their successors are duly nominated and appointed:

               Gary T. Lafferty:         Chief Executive Officer
               Hermann Burckhardt:       Chief Operating Officer and President
               Jan Lafferty:             Secretary

         and be replaced by directors and officers as nominated by representatives of NexGen.

         1.07 Dissolution and Operation of NexGen's Wholly-Owned Subsidiaries. After giving effect to the transaction contemplated hereby (including the satisfaction of all conditions), NexGen shall be immediately dissolved and K-1 shall own all the issued and outstanding shares of NexGen's wholly-owned subsidiaries.

         1.08 Further Assurances. At the Closing and from time to time thereafter, the NexGen Stockholders and K-1 shall execute such additional instruments and take such other action as each may reasonably request, without undue cost to the other in order to more effectively sell, transfer, and assign clear title and ownership in the NexGen Shares to K-1 and to effectuate the transaction contemplated hereunder.

         1.09 Closing and Parties. A closing (the "Closing") contemplated hereby shall be held at a mutually agreed upon time and place within 15days following the execution of this Agreement or on another date to be agreed to in writing by the parties (the "Closing Date"). The Agreement may be closed at any time following approval of the K-1 board of directors, and approval by the required percentage of the outstanding K-1 Common Stock as set forth in Section 4.01 hereof and the approval of the transaction by the NexGen board of directors and the tendering of all of the NexGen Shares by the NexGen Stockholders as set forth in Section 5.01. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

         1.10     Closing Events.
                  --------------

                  (a) K-1 Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, K-1 shall deliver to NexGen at Closing all the following:

                           (i) A certificate of good standing from the
                  Department of Commerce of the State of Nevada, issued as of a date within ten days prior to the Closing Date, certifying that K-1 is in good standing as a corporation in the State of Nevada;

                           (ii) Incumbency and specimen signature certificates
                  dated the Closing Date with respect to the officers and directors of K-1 executing this Agreement and any other document delivered pursuant hereto on behalf of K-1;

                           (iii) Copies of the resolutions/consents of K-1's
                  board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement, all ancillary documents required hereunder and the contemplated transactions hereunder, certified by the secretary or an assistant secretary of K-1 as of the Closing Date;

                           (iv) The certificates contemplated by Section 4.02,
                  duly executed by the president and chief executive officer of K-1;

                           (v) The certificates contemplated by Section 4.03,
                  dated the Closing Date, signed by the president and chief executive officer of K-1;

                           (vi) K-1 Common Stock Certificates for 7,700,000
                  shares of K-1 Class B common stock in the names of the NexGen Stockholders and in the amounts set forth in Exhibit "A";

                           (vii) Executed and dated resignations of all officers
                  and directors of K-1 in form satisfactory to NexGen's counsel pursuant to Section 1.06 above;

                           (viii) Executed and dated consent of the board of
                  directors of NexGen Newco pursuant to Section 1.06 above.

                           (ix) Certificate of Good Standing and Certificate of
                  Incorporation of NexGen Vision, Inc. under the Delaware General Corporation Law with proof of authorized capital as set forth in Section 1.03 above, as well as duly executed organizational minutes or consents and by-laws in form and substance satisfactory to NexGen's counsel;

                           (x) Following K-1's reincorporation and
                  recapitalization in Delaware, delivery of an executed lock-up agreement in the form attached hereto as Exhibit C from certain K-1 Class A common stock stockholders (listed on Schedule 1.07(a)(ix)), which shall provide (among other things) that such shares shall be restricted from public sale for the period and in the manner described therein;

                           (xi) Counsel to K-1 shall deliver to the Company a
                  legal opinion concerning corporate authority, good standing, SEC filings, the absence of litigation and other customary matters (which may be conditioned on the attorney's knowledge where appropriate) in form and substance reasonably acceptable to NexGen's counsel.

         In addition to the above deliveries, K-1 shall take all steps and actions as NexGen and the NexGen Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

                  (b) NexGen Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, NexGen and/or NexGen Stockholders shall deliver to K-1 at Closing all the following:

                           (i) A certificate of good standing from the Secretary
                  of State of the State of Delaware, issued as of a date within ten days prior to the Closing Date certifying that NexGen is in good standing as a corporation in the State of Delaware;

                           (ii) Incumbency and specimen signature certificates
                  dated the Closing Date with respect to the officers or directors of NexGen executing this Agreement and any other document delivered pursuant hereto on behalf of NexGen;

                           (iii) Copies of resolutions/consents of the NexGen
                  board of directors authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of NexGen as of the Closing Date;

                           (iv) The certificate contemplated by Section 5.02,
                  executed by the president and chief operating officer of NexGen; and

                           (v) The certificate contemplated by Section 5.03,
                  dated the Closing Date, signed by the president and chief operating officer of NexGen.

         In addition to the above deliveries, NexGen shall take all steps and actions as K-1 may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.


                                   ARTICLE II
                REPRESENTATIONS, COVENANTS AND WARRANTIES OF K-1

         As an inducement to, and to obtain the reliance of NexGen to consummate the transactions contemplated hereby, K-1 and Kirch each represent and warrant to NexGen that the statements contained in this Section are, to their best knowledge, true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date.


         2.01     Organization.
                  ------------

                  (a) K-1 shall at the time of execution of this Agreement, and until it reincorporates as a Delaware corporation is, and shall be , a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is and shall be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so could not be reasonably be expected to have a material adverse effect on its business, assets, financial condition, results of operations, management or future prospects (any, a "Material Adverse Effect") of K-1. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof shall not, violate any provision of K-1's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

                  (b) K-1 shall be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and will have the corporate power and shall be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as will be conducted, and there are no other jurisdictions in which it will not be so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it will require qualification, except where failure to do so could not be reasonably expected to have a Material Adverse Effect on K-1. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof shall not, violate any provision of (following reorganization and reincorporation) K-1's certificate of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

         2.02 Approval of Agreement. K-1 has full power, authority, and legal right and has taken, or shall take, all action required by law, its articles of incorporation or certificate of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of K-1 has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the K-1 stockholders and compliance with state and federal securities laws.

         2.03 Capitalization. The authorized capitalization of K-1 on the Closing Date shall consist of 50,000,000 shares of Class A common stock, $0.001 par value, with one vote per share; 7,700,000 shares of Class B common stock, $0.001 par value, with 10 votes per share; and 10,000,000 shares of preferred stock, $0.001 par value, of which 2,300,000 shares of Class A common stock shall be issued and outstanding (of which (i)1,990,000 shall be free trading and (A) not subject to any restrictions on public sale except as provided in that certain letter agreement between certain K-1 stockholders and MG Securities, Inc. dated April ____, 2002, a copy of which shall have delivered to NexGen prior to the Closing Date and (B) are not "control shares" which would preclude transferees from immediately exercising the Options and selling the shares under Rule 144 of the Securities Act; and (ii) 110,000 shares shall be free trading and subject to a Lockup Agreement pursuant to Exhibit C attached hereto), prior to issuance and cancellation of shares as set forth in Section 1.01 of this Agreement. All issued and outstanding shares of K-1 are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of K-1, including, but not limited to, any amounts due or payable to any stockholder of K-1 pursuant to the exercise by any K-1 stockholder of `dissenter's rights'.

         2.04     Financial Statements.
                  --------------------

                  (a) Included in Schedule 2.04 or otherwise available from EDGAR through the SEC's website, www.sec.gov., are the audited balance sheet of K-1 as of August 31, 2001, and the related statements of operations, stockholders' equity (deficit), and cash flows for the fiscal year ended August 31, 2001, including the notes thereto, and the accompanying report of the company's independent certified public accountant, the Form 10-QSB for the period ended November 30, 2001 and the Form 10-QSB for the period ended February 28, 2002.

                  (b) The financial statements of K-1 delivered pursuant to
         Section 2.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The K-1 financial statements present fairly, in all material respects, as of their respective dates, the financial position of K-1. K-1 did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with generally accepted accounting principles, and all assets reflected therein presently fairly the assets of K-1 in accordance with generally accepted accounting principles.

                  (c) K-1 has filed or shall file as the Closing Date its tax returns required to be filed for its two most recent fiscal years. All such returns and reports are accurate and correct in all material respects. K-1 has no material liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable as of the Closing Date, , and to the best knowledge of K-1, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the best knowledge of K-1, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. K-1 has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that could reasonably be expected to have a Material Adverse Effect on K-1. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of K-1.

         2.05 Outstanding Derivative Securities. At Closing, K-1 shall have the following existing warrants, options or other derivative securities:

                  (a) common stock options issued and delivered to MG Securities, Inc. granting the right to purchase up to 1,900,000 shares of free trading Class A common stock of K-1;

                  (b) stock option plan providing for the issuance of 1,000,000 stock options, none of which shall have been issued; and

                  (c) K-1 shall have cancelled an option in favor of Kirch to acquire 10,000,000 shares of K-1's common stock at par value.

         2.06 Information. The information concerning K-1 set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. K-1 shall cause the schedules delivered by it pursuant hereto and the instruments delivered to NexGen hereunder to be updated after the date hereof up to and including the Closing Date.

         2.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or the schedules hereto, since the date of the most recent K-1 balance sheet described in Section 2.04 and included in the information referred to in
Section 2.06:

                  (a) There has not been any event which could be reasonably expected to have a Material Adverse Effect on K-1;

                  (b) K-1 has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of K-1; (iv) made any material change in its method of accounting; (v) entered into any oral or written agreement, or modified the terms of any existing contract or agreement, or entered into or modified any other material transactions other than those contemplated by this Agreement; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees. In addition, K-1 (ix) has no Liability (defined in Section 2.07(c) below) and there is no Basis (defined below) for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability. For purposes of this Agreement, the term "Basis" shall mean any past or present fact, situation, circumstances, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

                  (c) Except as set forth herein, K-1 has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof,
         (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due (any a "Liability" or Liabilities") except Liabilities incurred in the ordinary course of business; (iii) paid any material obligation or Liability other than current Liabilities reflected in or shown on the most recent K-1 balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of K-1; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                  (d) To the best knowledge of K-1 and Kirch, K-1 has not become subject to any law or regulation which could reasonably be expected to have a Material Adverse Effect on K-1

         2.08 Litigation and Proceedings. There are no actions, suits, administrative or other proceedings, investigations, inquiries or similar governmental proceedings pending or, to the knowledge of K-1 or Kirch, threatened by or against K-1 or which are or could reasonably expected to have a Material Adverse Effect on K-1, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Neither K-1 nor Kirch has any knowledge of any default by K-1 with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

         2.09 Compliance With Laws and Regulations. K-1 has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect on K-1. To the best knowledge of K-1 and Kirch, the consummation of this transaction shall comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal securities laws.

         2.10 Material Contract Defaults. K-1 is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which could be reasonably be expected to have a Material Adverse Effect on K-1, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which K-1 has not taken adequate steps to prevent such a default from occurring.

         2.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which K-1 is a party or to which any of its properties or operations are subject.

         2.12 Subsidiary. K-1 does not own, beneficially or of record, any equity securities in any other entity. K-1 does not have a predecessor as that term is defined under generally accepted accounting principles or Regulation S-X promulgated by the Securities and Exchange Commission.

         2.13 K-1 Schedules. K-1 has delivered to NexGen the following schedules, which are collectively referred to as the "K-1 Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by a duly authorized officer of K-1 as complete, true, and accurate:

                  (a) A schedule including copies of the articles of incorporation and certificate of incorporation and bylaws of K-1 in effect as of the date of this Agreement;

                  (b) A schedule containing copies of the consent of the stockholders of K-1, and resolutions adopted by the board of directors of K-1, approving this Agreement and the transactions herein contemplated;

                  (c) A schedule setting forth a description of any event which could reasonably be expected to have a Material Adverse Effect on K-1 since the most recent K-1 balance sheet, required to be provided pursuant to Section 2.04 hereof,

                  (d) A schedule setting forth the financial statements required pursuant to Section 2.04(a) hereof,

                  (e) A schedule containing copies of K-1's federal and state tax returns for the past two years.

                  (f) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the K-1 Schedules by Sections 2.01 through 2.12.

         K-1 shall cause the K-1 Schedules and the instruments delivered to NexGen hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated K-1 Schedules, certified in the same manner as the original K-1 Schedules, shall be delivered prior to and as a condition precedent to the obligation of NexGen to close.

         2.14 K-1 Assets and Liabilities. Immediately prior to the Closing Date, K-1 shall have no material assets and no liabilities in excess of $500, and all expenses related to this Agreement or otherwise shall have been paid.


                                   ARTICLE III
              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF NEXGEN

         As an inducement to, and to obtain the reliance of K-1 to consummate the transactions contemplated hereby, NexGen represents and warrants to K-1 that the statements contained in this Section are, to its best knowledge, true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date.

         3.01 Organization. NexGen is, and shall be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and is and shall be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so could not reasonably be expected to have a Material Adverse Effect on NexGen. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof shall not, violate any provision of NexGen's articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

         3.02 Approval of Agreement. NexGen has full power, authority, and legal right and has taken, or shall take, all action required by law, its certificate of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of NexGen have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby, subject to compliance with state and federal securities laws.

         3.03 Capitalization. NexGen has authorized the issuance of 50,000,000 shares of common stock, par value of $0.001 per share of which 7,700,000 are issued and outstanding to the NexGen Stockholders set forth on Exhibit A. All issued and outstanding shares of NexGen are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. All stockholders are either sophisticated or accredited investors and have supplied written representation to NexGen of such status. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of NexGen.

         3.04 Outstanding Warrants and Options. NexGen has no issued options, calls, or commitments of any nature relating to the authorized and unissued NexGen shares.

         3.05 Information The information concerning NexGen set forth in this Agreement and in the schedules delivered by NexGen pursuant hereto is to the best of its knowledge complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. NexGen shall cause the information delivered by NexGen pursuant hereto to K-1 hereunder to be updated after the date hereof up to and including the Closing Date.

         3.06 Absence of Certain Changes or Events. Except as set forth in this Agreement since December 31, 2001:

                  (a) There has not been (i) any event which could be reasonably expected to have a Material Adverse Effect on NexGen.

                  (b) NexGen has not (i) amended its certificate of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of NexGen; (iv) made any material change in its method of accounting; (v) entered into any oral or written agreement, or modified the terms of any existing contract or agreement, or entered into or modified any other material transactions other than those contemplated by this Agreement; (vi) made any material accrual or material arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees whose monthly compensation exceeds $1,000, or (viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                  (c) Except as set forth herein, NexGen has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof,
         (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or L except Liabilities incurred in the ordinary course of business; (iii) paid any material obligation or Liability other than current Liabilities reflected in or shown on the most recent NexGen balance sheet and current Liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of NexGen; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                  (d) To the best knowledge of NexGen, it has not become subject to any law or regulation which could reasonably be expected to have a Material Adverse Effect on NexGen.

         3.07 Title and Related Matters. Except as provided herein or disclosed in the most recent NexGen balance sheet and the notes thereto, NexGen has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or unpatented, including, but not limited to the NexGen technology, intellectual property, computer software, and assets, which are reflected in the most recent NexGen balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except statutory liens or claims not yet delinquent;

         3.08 Litigation and Proceedings. There are no actions, suits, administrative or other proceedings, investigations, inquiries or similar governmental proceedings pending or, to the knowledge of NexGen, threatened by or against NexGen or which are or could reasonably be expected to have a Material Adverse Effect on NexGen, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. NexGen does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

         3.9 Material Contract Defaults. NexGen is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which could reasonably be expected to have a Material Adverse Effect on NexGen, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which NexGen has not taken adequate steps to prevent such a default from occurring.

         3.10 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust. or other material contract, agreement, or instrument to which NexGen is a party or to which any of its properties or operations are subject.

         3.11 Governmental Authorizations. NexGen has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by NexGen of this Agreement and the consummation by NexGen of the transactions contemplated hereby.

         3.12 Compliance With Laws and Relations. NexGen has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect on NexGen. To the best knowledge of NexGen, the consummation of this transaction shall comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

         3.13 Subsidiary. Except as set forth on Schedule 3.13, NexGen does not own, beneficially or of record, any equity securities in any other entity. NexGen does not have a predecessor as that term is defined under generally accepted accounting principles or Regulation S-X promulgated by the Securities and Exchange Commission.

         3.14 NexGen Schedules. NexGen has delivered to K-1 the following schedules, which are collectively referred to as the "NexGen Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, and instruments and K-1 as of such date, all certified by the chief executive officer of NexGen as complete, true, and accurate:

                  (a) A schedule including copies of the certificate of incorporation and bylaws of NexGen and all amendments thereto in effect as of the date of this Agreement;

                  (b) A schedule containing copies of resolutions adopted by the board of directors of NexGen approving this Agreement and the transactions herein contemplated as referred to in Section 3.02;

                  (c) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the NexGen Schedules by Sections 3.01 through 3.13.

NexGen shall cause the NexGen Schedules and the instruments delivered to K-1 hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated NexGen Schedules, certified in the same manner as the original NexGen Schedules, shall be delivered prior to and as a condition precedent to the obligation of K-1 to close.


                                   ARTICLE IV
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF NEXGEN

         The obligations of NexGen under this Agreement are subject to the following conditions:

         4.01 Stockholder Approval. Provided that K-1 is not required by the law of its State of is incorporation to call and hold a meeting of its stockholders to approve the transactions contemplated by this Agreement, and further provided, that approval by the K-1 stockholders of the transactions contemplated by this Agreement may be accomplished by written consent of a requisite percentage of shares entitled to vote, then K-1 shall deliver such written consents to NexGen at or immediately prior to the Closing. If K-1 is unable to obtain stockholder approval, NexGen shall be under no further obligation to proceed with the transactions contemplated by this Agreement.

         4.02 Accuracy of Representations. The representations and warranties made by K-1 in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and K-1 shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by K-1 prior to or at the Closing. NexGen shall be furnished with certificates, signed by duly authorized officers of K-1 and dated the Closing Date, to the foregoing effect.

         4.03 Officer's Certificates. NexGen shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief executive officer of K-1 to the effect that to such officer's best knowledge there are no actions, suits, administrative or other proceedings, investigations, inquiries or similar governmental proceedings pending or, to the best knowledge of K-1 threatened by or against K-1 or which could reasonably be expected to have a Material Adverse Effect on K-1, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and K-1's own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

                  (a) This Agreement has been duly approved by K-1's board of directors and that K-1 has received the requisite number of votes in favor of the transactions contemplated from the K-1 stockholders, and that this Agreement has been duly executed and delivered in the name and on behalf of K-1 by its duly authorized officer(s) pursuant to, and in compliance with, authority granted by the board of directors of K-1 pursuant to a unanimous consent;

                  (b) There have been no material adverse changes, as described in Section 4.04 below, in K-1 up to and including the date of the certificate;

                  (c) All conditions required by this Agreement have been met, satisfied, or performed by K-1;

                  (d) All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by K-1 have been obtained and are in full force and effect or, if not required to have been obtained, shall be in full force and effect by such time as may be required; and

                  (e) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against K-1, wherein an unfavorable decision, ruling, or finding could reasonably be expected to have a Material Adverse Effect on K-1 or the acquisition and reorganization contemplated herein, or any agreement or instrument by which K-1 is bound or in any way contests the existence of K-1.

                  (f) K-1 shall have received all requisite approvals for the trading of the NexGen Class A common stock on the Over-the-Counter Bulletin Board.

         4.04 No Material Adverse Change. Prior to the Closing Date, there shall have been no event, change, or occurrence which, individually or together with any other event, change, or occurrence, insofar as can reasonably be foreseen, could result in a Material Adverse Effect on K-1.

         4.05 Good Standings. NexGen shall have received a certificate of good standing from the appropriate authorities, dated as of the date within five days prior to the Closing Date, certifying that K-1 is in good standing as a corporation in the State of Nevada and the State of Utah, and that K-1 as reincorporated is in good standing with the State of Delaware.

         4.06 Compliance with Section 1.06. Upon the transfer of the NexGen Shares (i) K-1 shall deliver the resignations of the board of directors and officers, and Kirch shall be nominated and appointed to the board of directors of NexGen Newco pursuant to Section 1.06(i), (ii) Gary T. Lafferty shall have been nominated and appointed as a director of NexGen Newco pursuant to Section 1.06(ii); Messrs. Hermann Burckhardt and Alberto Burckhardt shall have been nominated and appointed as directors of NexGen Newco pursuant to Section 1.06(iii); and (iv) officers of NexGen Newco shall have been nominated and appointed pursuant to Section 1.06(iv).

         4.07 Other Items. NexGen shall have received such other documents, certificates, or instruments relating to the transactions contemplated hereby as NexGen may reasonably request, including a legal opinion from K-1's counsel as provided in Section 1.07(a)(x).

                                    ARTICLE V
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF K-1

         The obligations of K-1 under this Agreement are subject to the following conditions:

         5.01 Change of Name. Immediately prior to the recapitalization of K-1, NexGen shall file with the Delaware Secretary of State, an Amendment to its Certificate of Incorporation, to change its name from NexGen Vision, Inc. to "NexGen Merger, Inc."

         5.02 Accuracy of Representations. The representations and warranties made by NexGen in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and NexGen shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by NexGen prior to or at the Closing. K-1 shall be furnished with a certificate, signed by a duly authorized officer of NexGen and dated the Closing Date, to the foregoing effect.

         5.03 Officer's Certificates. K-1 shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief operating officer of NexGen to the effect that to the best of his knowledge, there are no actions, suits, administrative or other proceedings, investigations, inquiries or other similar governmental proceedings are pending, or to the best of his knowledge threatened by or against NexGen or adversely affecting NexGen or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and NexGen's own documents, the certificate shall represent, to the best knowledge of the officer, that:

                  (a) This agreement has been duly approved by NexGen's board of directors and has been duly executed and delivered in the name and on behalf of NexGen by its duly authorized officer(s) pursuant to, and in compliance with, authority granted by the board of directors of NexGen pursuant to a unanimous consent of its board of directors;

                  (b) Except as provided or permitted herein, there have been no material adverse changes, as described in Section 5.04 below, in NexGen up to and including the date of the certificate.

                  (c) All authorizations, consents, approvals, registrations, and/or filing with any governmental body, agency, or court required in connection with the execution and delivery of the documents by NexGen have been obtained and are in full force and effect or, if not required to have been obtained shall be in full force and effect by such time as may be required; and

                  (d) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against NexGen, wherein an unfavorable decision, ruling, or finding could reasonably be expected to have a Material Adverse Effect on NexGen, or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which NexGen is bound or would in any way contest the existence of NexGen.

         5.04 No Material Adverse Change. Prior to the Closing Date, there shall have been no event, change, or occurrence which, individually or together with any other event, change, or occurrence, insofar as can reasonably be foreseen, could have a Material Adverse Effect on NexGen.

         5.05 Good Standing. K-1 shall have received a certificate of good standing from the appropriate authority, dated as of a date with five days prior to the Closing Date, certifying that NexGen is in good standing as a corporation in the State of Delaware.

         5.06 Ownership Documentation. K-1 shall have received documentation verifying that all rights, title and interest in and to the trade names, technology, software, intellectual property, manufacturing equipment, inventory and assets related to the NexGen products and technology shall be free and clear of any and all liens, encumbrances, royalties and claims prior to Closing, other than those documents in the schedules or financials delivered to K-1.

         5.07 Other Items. K-1 shall have received such further documents certificates, or instruments relating to the transactions contemplated hereby as K-1 may reasonably request.

                                   ARTICLE VI
                                SPECIAL COVENANTS

         6.01     Activities of K-1 and NexGen

                  (a) From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by K-1 and NexGen pursuant hereto or as permitted or contemplated by this Agreement, K-1 and NexGen shall each:

                           (i) Carry on its business in substantially the same
                  manner as it has heretofore;

                           (ii) Maintain in full force and effect insurance
                  comparable in amount and in scope of coverage to that now maintained by it;

                           (iii) Perform in all material respects all of its
                  obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                           (iv) Use its best efforts to maintain and preserve it
                  business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

                           (v) Duly and timely file for all taxable periods
                  ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

                           (vi) Fully comply with and perform in all material
                  respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

                  (b) From the date of this Agreement until the Closing Date, K-1 and NexGen shall not:

                           (i) Make any change in its articles or certificate of
                  incorporation or bylaws;

                           (ii) Enter into or amend any material contract,
                  agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and

                           (iii) Enter into any agreement for the sale of NexGen
                  or K-1 securities without the prior approval of the other party.

                           (iv) Issue or cause to be issued any press
                  announcements or news releases other than those required by law.

         6.02 Access to Properties and Records. Until the Closing Date, NexGen and K-1shall afford to the other party's officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of NexGen or K-1 and shall furnish the other party with such additional financial and other information as to the business and properties of NexGen or K-1 as each party shall from time to time reasonably request.

         6.03 Indemnification by NexGen. NexGen shall indemnify and hold harmless K-1 and its directors and officers, employees and agents, and each person, if any, who controls K-1, within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act and shall reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any breach of this Agreement by NexGen, or any untrue statement or alleged untrue statement of material fact made by NexGen contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by NexGen expressly for use therein. The indemnity agreement contained in this
Section 6.03 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of K-1 and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year. This indemnity agreement does not cover any acts or failure to act of K-1, its officers, directors, employees or agents, prior to the date of this Agreement.

         6.04 Indemnification by K-1. K-1shall indemnify and hold harmless NexGen, the NexGen Stockholders, NexGen's directors and officers, and each person, if any, who controls NexGen within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and shall reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by K-1 expressly for use therein. The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of NexGen and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year. This indemnity agreement does not cover any acts or failure to act of NexGen, its officers, directors, employees management, employees, or agents, prior to the date of this Agreement.

         6.05 The Acquisition of K-1 Common Stock. K-1 and NexGen understand and agree that the consummation of this Agreement including the issuance of the K-1 Common Stock to NexGen Stockholders in exchange for the NexGen Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. K-1 and NexGen agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes that depend, among other items, on the circumstances under which such securities are acquired.

                  (a) In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

                           (i) The NexGen Stockholders acknowledge that neither
                  the U.S. Securities and Exchange Commission (the "SEC)" nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring K-1 Common Stock, and that this transaction involves certain risks.

                           (ii) The NexGen Stockholders have received and read
                  the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

                           (iii) The NexGen Stockholders have such knowledge and
                  experience in business and financial matters that they are capable of evaluating each business.

                           (iv) The NexGen Stockholders have been provided with
                  copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

                           (v) All information which the NexGen Stockholders
                  have provided to K-1 or their representatives concerning their suitability and intent to hold shares in K-1 following the transactions contemplated hereby is complete, accurate, and correct.

                           (vi) The NexGen Stockholders have not offered or sold
                  any securities of K-1 or interest in this Agreement and have no present intention of reselling any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

                           (vii) The NexGen Stockholders understand that the K-1
                  Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject K-1 Common Stock may, under certain circumstances, be inconsistent with this exemption and may make NexGen or K-1 an "underwriter", within the meaning of the Securities Act. It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject K-1 Common Stock can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act, and, after one year after the date the K-1 Common Stock is fully paid for, as calculated in accordance with rule 144(d), sales of securities in reliance upon rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two years from the date the securities are fully paid for, as calculated in accordance with rule 144(d), they can generally be sold without meeting those conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

                           (viii) The NexGen Stockholders acknowledge that the
                  shares of K-1 Common Stock, must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Other than as set forth herein, K-1 is not under any obligation to register the K-1 Common Stock under the Securities Act. If rule 144 is available after one year and prior to two years following the date the shares are fully paid for, only routine sales of such K-1 Common Stock in limited amounts can be made in reliance upon rule 144 in accordance with the terms and conditions of that rule. K-1 is not under any obligation to make rule 144 available except as set forth in this Agreement and in the event rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before NexGen Stockholders can sell, transfer, or otherwise dispose of such K-1 Common Stock without registration under the Securities Act. Subject to compliance with federal and state securities laws, K-1's registrar and transfer agent shall maintain a stop transfer order against the registration of transfer of the K-1 Common Stock held by NexGen Stockholders and the certificates representing the K-1 Common Stock shall bear a legend in substantially the following form so restricting the sale of such securities:

                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

                           (ix) Subject to compliance with federal and state
                  securities laws, K-1 may refuse to register further transfers or resales of the K-1 Common Stock in the absence of compliance with rule 144 unless the NexGen Stockholders furnish K-1 with an opinion of counsel reasonably acceptable to K-1 stating that the transfer is proper. Further, unless such opinion states that the shares of K-1 Common Stock are free of any restrictions under the Securities Act, K-1 may refuse to transfer the securities to any transferee who does not furnish in writing to K-1 the same representations and agree to the same conditions with respect to such K-1 Common Stock as set forth herein. K-1 may also refuse to transfer the K-1 Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

                  (b) In connection with the transaction contemplated by this Agreement, NexGen and K-1 shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the NexGen Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

                  (c) In order to more fully document reliance on the exemptions as provided herein, NexGen, the NexGen Stockholders, and K-1 shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as K-1 or NexGen and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

                  (d) The NexGen Stockholders acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance shall be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.


         6.06 Securities Filings. NexGen shall be responsible for the preparation of a Form 8-K filing with the Securities and Exchange Commission and NexGen shall be responsible for a filing of consolidated audited financials in a separate Form 8-K filing within 75 days from the Closing Date, and shall be responsible for any and all filings in any jurisdiction where its stockholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

         6.07     Sales of Securities Under Rule 144, If Applicable.
                  -------------------------------------------------

                  (a) K-1shall use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its stockholders can sell restricted securities that have been held for one year or more or such other restricted period as required by rule 144 as it is from time to tune amended.

                  (b) Upon being informed in writing by any person holding restricted stock of K-1 as of the date of this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), K-1shall certify in writing to such person that it is in compliance with rule 144 current public information requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.

                  (c) If any certificate representing any such restricted stock is presented to K-1's transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to K-1 and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, K-1shall promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144. As the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section 6.08 shall survive the Closing and the consummation of the transactions contemplated by this Agreement for a period of two years.

                  (d) The stockholders of K-1 as of the date of this Agreement, as well as those receiving K-1 Common Stock pursuant to this Agreement, are intended third-party beneficiaries of this Section 6.08.

         6.08 New Board of Directors and Officers. At the time of Closing, the current board of directors and officers of K-1 shall resign and in their place nominees of NexGen shall be appointed pursuant to Section 1.06 above.

         6.09 Purchase and Sales. The NexGen Shares to be exchanged for K-1 Common Stock pursuant to Section 1.01 shall be held in escrow by Harris & Gilbert, LLP until K-1 shall have satisfied all of its conditions set forth in this Agreement. The issuance of the shares to the NexGen Stockholders pursuant to this Agreement shall be held in Trust by Michael L. Labertew, Attorney at Law. If, after the expiration of 15 days following the Closing Date of this Agreement, the remaining $180,000, plus attorney's fees not to exceed $5,000, payable to Michael L. Labertew, Attorney at Law, have not been deposited with "Michael L. Labertew Attorney Client Trust Account", then the Agreement and Plan of Reorganization shall be rescinded, all shares being held in Trust by Michael
L. Labertew Attorney at Law shall be returned and cancelled, and all funds deposited by NexGen in the Michael L. Labertew Attorney Client Trust Account shall be returned to Harris & Gilbert, LLP, less a $10,000 penalty to be retained, and less attorney's fees paid. If requested by NexGen on or before the expiration of 15 days, John Chris Kirch, in his sole discretion, may grant one
(1) 10-day extension to this provision. Notwithstanding the foregoing, if NexGen fails to deliver the Escrow Deposit pursuant to Section 1.02, and such failure is due to or caused by a material breach of this Agreement by K-1, then K-1 shall not be entitled to receive any penalty payment, and K-1's attorney shall not be entitled to recover attorneys fees.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.01 Brokers. Except as provided herein, K-1 and NexGen agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement other than those previously disclosed. Further, K-1 and NexGen each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party. The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

         7.02 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for international, federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.


         7.03 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Utah.

         7.04 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to K-1. to:                              If to NexGen, to:

Michael L. Labertew                         Gary T. Lafferty, CEO
K-1 Builders, Inc.                          NexGen Vision, Inc.
4685 S. Highland Dr, Ste 202                1535 Oak Industrial Lane, Suite #F
Salt Lake City, UT 84117                    Cumming, GA 30041

                                            With a copy to:

                                            Michael D. Harris, Esq.
                                            Harris & Gilbert, LLP
                                            1645 Palm Beach Lakes Blvd.
                                            Suite 550
                                            West Palm Beach, FL 33401

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

         7.05 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         7.06 Schedules; Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by K-1 or NexGen such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

         7.07 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

         7.08 Survival, Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

         7.09 Counterparts; Facsimile. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile signatures shall constitute original signatures, and shall be followed by delivery of original signatures.

         7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

K-1 Builders, Inc.                 NexGen Vision, Inc.
    a Nevada corporation               a Delaware corporation

By: /s/ John Chris Kirch           By: /s/ Gary T. Lafferty
    ---------------------------        -----------------------------------------
    John Chris Kirch, President        Gary T. Lafferty, Chief Executive Officer



                [Remainder of this page intentionally left blank]

K-1 STOCKHOLDERS

/s/ Gary T. Lafferty                /s/ Santiago Eljaiek, III
-------------------------           -------------------------
Gary T. Lafferty                    Santiago Eljaiek, III

/s/ Drew A. Eichelberger            /s/ Brad L. Beatty
-------------------------           -------------------------
Drew A. Eichelberger                Brad L. Beatty

/s/ Peter M. DeVine                 /s/ Steve J. Duncan
-------------------------           -------------------------
Peter M. DeVine                     Steve J. Duncan

/s/ Phil Epperson                   /s/ E. James Gawinski
-------------------------           -------------------------
Phil Epperson                       E. James Gawinski

/s/ Llewellyn H.Morrison            /s/ Eugene T. Morrison
-------------------------           -------------------------
Llewellyn H.Morrison                Eugene T. Morrison

/s/ Michael D. Tatum                /s/ Susan Lee Bradford
-------------------------           -------------------------
Michael D. Tatum                    Susan Lee Bradford

/s/ Allison Lynn Roberson           /s/ Connie Anne Clark
-------------------------           -------------------------
Allison Lynn Roberson               Connie Anne Clark

/s/ Valerie Elaine Orberson         /s/ Lester W. Lafferty
-------------------------           -------------------------
Valerie Elaine Orberson             Lester W. Lafferty

/s/ Lewis Tankersley                /s/ Jack Wissner
-------------------------           -------------------------
Lewis Tankersley                    Jack Wissner

/s/ Sandra L. Dougher               /s/ Janet Elaine Dougher
-------------------------           -------------------------
Sandra L. Dougher                   Janet Elaine Dougher


ARB Investment Enterprises, Ltd.

By:  _________________________
     Name:
     Its duly authorized:

                                    EXHIBIT A
                               NexGen Vision, Inc.
                              List of Stockholders


                                       Number of               Number of K-1
                                     NexGen Shares          Class B Shares to be
Name of Stockholder               of Common Stock Owned     Received in Exchange
-------------------               ---------------------     --------------------

Gary T. Lafferty                       2,350,000                  2,350,000

Santiago Eljaiek, III                     12,500                     12,500

Drew A. Eichelberger                      50,000                     50,000

Brad L. Beatty                            70,000                     70,000

Peter M. DeVine                           30,000                     30,000

Steve J. Duncan                           30,000                     30,000

Phil Epperson                             70,000                     70,000

E. James Gawinski                         30,000                     30,000

Llewellyn H.Morrison                      70,000                     70,000

Eugene T. Morrison                       250,000                    250,000

Michael D. Tatum                          50,000                     50,000

Susan Lee Bradford                         7,500                      7,500

Allison Lynn Roberson                      7,500                      7,500

Connie Anne Clark                          7,500                      7,500

Valerie Elaine Orberson                    7,500                      7,500

Lester W. Lafferty                       150,000                    150,000

                                          Number of           Number of K-1
                                        NexGen Shares       Class B Shares to be
Name of Stockholder                 of Common Stock Owned   Received in Exchange
-------------------                 ---------------------   --------------------


Lewis Tankersley                          30,000                     30,000

Jack Wissner                              50,000                     50,000

Sandra L. Dougher                         20,000                     20,000

Janet Elaine Dougher                      20,000                     20,000

ARB Investment Enterprises, Ltd.       4,387,500                  4,387,500

                                    EXHIBIT B

                               NexGen Vision, Inc.
                Form of K-1 Delaware Certificate of Incorporation

                          CERTIFICATE OF INCORPORATION

                                       of

                               NEXGEN VISION, INC.




         1. The name of the corporation is NexGen Vision, Inc. (the "Company").

         2. The name of the registered agent, and the address of its registered office in the State of Delaware is as follows:

                            The Corporation Trust Company
                            Corporation Trust Center
                            1209 Orange Street
                            Wilmington, DE 19801


         3. The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

         4. The total number of shares of stock of all classes and series the Company shall have authority to issue shares consisting of (i) 50,000,000 shares of Class A common stock, value of $0.001 per share (the "Class A Shares"), (ii) 7,700,000 shares of Class B common stock, value of $0.001 per share (the "Class B Shares") (the Class A Shares and the Class B Shares shall be collectively referred to as the "Common Stock"), and (iii) 10,000,000 shares of preferred stock, $0.001 par value with such powers, designations, preferences, rights and qualifications, limitations or restrictions as may be decided upon by the Company's board of directors (the "Preferred Stock"). Each share of Common Stock shall be entitled to its proportionate share of dividends and other distributions. Each Class A Share shall be entitled to one vote on all matters which come before the stockholders, whether at a meeting or by consent. Each Class B Share shall be entitled to 10 votes on all matters which come before the stockholders, whether at a meeting or by consent. Each Class B Share shall be convertible into one fully paid nonassessable Class A Share (i) at the option of the holder or (ii) upon public sale (x) in an offering registered under the Securities Act of 1933 (the "Securities Act"), (y) in an offering under Regulation A under the Securities Act, or (ii) under Rule 144, including Rule 144(k), under the Securities Act.

         5. The name and mailing address of the incorporator is as follows:

                         Michael D. Harris, Esq.
                         Harris & Gilbert, LLP
                         1645 Palm Beach Lakes Boulevard, Ste. 550
                         West Palm Beach, Florida 33401

         6. The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

         Name                                        Mailing Address
         ----                                        ---------------
         Gary T. Lafferty                            c/o NexGen Merger, Inc.
                                                     1535 Oak Industrial Lane
                                                     Suite F
                                                     Cumming, GA 30041

         Hermann Burckhardt                          c/o NexGen Merger, Inc.
                                                     1535 Oak Industrial Lane
                                                     Suite F
                                                     Cumming, GA 30041

         Alberto Burckhardt                          c/o NexGen Merger, Inc.
                                                     1535 Oak Industrial Lane
                                                     Suite F
                                                     Cumming, GA 30041


         7. The Company is to have perpetual existence. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter or repeal the bylaws of the Company.

         8. Elections of directors need not be by written ballot unless the bylaws of the Company shall so provide. Meetings of stockholders may be held within or without the State of Delaware as the bylaws may provide. The books of the Company may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Company.

         9. The Company reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         10. No director of this Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Nothing in this paragraph shall serve to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to this Company or its stockholders, (b) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (c) under
Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

         11. (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (except as provided in Section 11(f)) whether civil, criminal or administrative (a "Proceeding"), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (an "Investigation"), by reason of the fact that he or she is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of 1934) of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an "Indemnitee"), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that such Advancement of Expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (an "Undertaking").

                  (b) If a claim under paragraph (a) of this Section is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In

                           (i) any suit brought by the Indemnitee to enforce a
                  right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and

                           (ii) any suit by the Company to recover an
                  Advancement of Expenses pursuant to the terms of an Undertaking the Company shall be entitled to recover such expenses upon a final adjudication that,

the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Company to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section or otherwise shall be on the Company.

                  (c) The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                  (d) The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                  (e) The Company may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Company to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of directors, and executive officers of the Company.

                  (f) Notwithstanding the indemnification provided for by this
Section 11, the Company's bylaws, or any written agreement, such indemnity shall not include any expenses, liabilities or losses including but not limited to advancement of expenses incurred by such Indemnitees relating to or arising from any Proceeding in which the Company asserts a direct claim (as opposed to a stockholders' derivative action) against the Indemnitees, whether such claim by the Company is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

         I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand as of the ___ day of April, 2002.


                                                  ----------------------------
                                                  Michael D. Harris

                                    EXHBIT C

                               NexGen Vision, Inc.

                            Form of Lock Up Agreement


_____ __, 2002

Certain stockholders of K-1 Builders, Inc.
  listed on Schedule 1.10(a)(x) of the
Agreement and Plan of Reorganization
c/o William Labertew, Esq.
4685 South Highland Drive
Suite 202-A
Salt Lake City, Utah 84117

Ladies and Gentlemen:

         This letter sets forth our agreement (the "Lock-Up Agreement") with regard to offers and sales of the Class A Common Stock of NexGen Vision, Inc., a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement and Plan of Reorganization by an among K-1 Builders, Inc., NexGen Vision, Inc., the NexGen Stockholders and John Chris Kirch (the "Agreement"). This Lock-Up Agreement is being executed as part of the closing of the transaction contemplated by the Agreement through which control of K-1 is shifting to the NexGen Stockholders.

         In connection with K-1's acquisition of NexGen and in consideration of issuing NexGen stock to those certain holders of K-1 Common Stock listed in the amounts set forth on Schedule 1.10(a)(x) of the Agreement, those same stockholders agree not to offer or sell any of the shares of NexGen Class A Common Stock on the following terms and for the periods indicated below:

         o The stockholders shall not sell any shares of NexGen Class A Common Stock for three months following the Closing Date;

         o During each three month period thereafter, the stockholders may sell the greater of 1% of outstanding shares of NexGen Class A Common Stock or the average four weekly trading volume for the week prior to sale (subject to any Rule 144 limitations). Twelve months following the Closing, all lock-up restrictions as provided herein shall cease;

         o The stockholders shall open a private account for a private transaction at MG Securities Group, Inc. ("MG"), giving MG a 48 hour (measured excluding weekends and days on which the Nasdaq Stock Market is closed) preferential right of first purchase beginning upon the delivery of facsimile notice to MG at (214) 761-1740 (or such other number as may be provided in writing); and

         o All certificates for the 310,000 shares held by the stockholders shall contain a restrictive legend referring to this Lock-Up Agreement. K-1's transfer agent shall be entitled to rely solely upon the opinion of K-1's counsel concerning the legality of removal of any such legend.

         If the foregoing is acceptable to you, please execute this Lock-Up Agreement in the place designated below and return a copy to the undersigned. I have asked each of the other NexGen stockholders to execute this Lock-Up Agreement as well.

                                            Very truly yours,

                                            Gary Lafferty

We hereby agree to the foregoing.


STOCKHOLDERS OF K-1 BUILDERS, INC.

By:____________________________                      ________________________
                                                     Number of shares owned
By:____________________________                      ________________________
                                                     Number of shares owned
By:____________________________                      ________________________
                                                     Number of shares owned
By:____________________________                      ________________________
                                                     Number of shares owned
By:____________________________                      ________________________
                                                     Number of shares owned

                               SCHEDULE 1.0(a)(ix)
                               NexGen Vision, Inc.
                 List of Shareholders Signing Lock Up Agreement




Gerald Curtis
John Chris Kirch

                                  SCHEDULE 2.04
                               NexGen Vision, Inc.
                           Financial Statements of K-1


Reference is made to K-1 Builder, Inc.'s filing with Securities and Exchange Commission available at their website at www.sec.gov.

                                SCHEDULE 2.13(a)

                               NexGen Vision, Inc.

                          K-1 Organizational Documents


                            Articles of Incorporation
                                       of
                               K-1 BUILDERS, INC.


         This Certificate of Incorporation as contained herein has been duly adopted in accordance with the General Corporation Law of Nevada and filed with the Nevada Secretary of State's office.


                                    ARTICLE I
                                      Name

         The name of this corporation is K-1 BUILDERS, INC. (the "Corporation").


                                   ARTICLE II
                           Registered Office and Agent

         The name of the registered agent of the Corporation is ZURICKIRCH CORP.

         The street address of the registered office of the Corporation in the State of Nevada is 3960 Howard Hughes Parkway, Fifth Floor, Las Vegas, NV 89109.


                                   ARTICLE III
                                 Mailing Address

         The mailing address of the Corporation is K-1 BUILDERS, INC. 3945 So. Wasatch Blvd. #282 Holladay, Utah 84124


                                   ARTICLE IV
                                    Duration

         This Corporation shall exist perpetually.

                                    ARTICLE V
                                     Purpose

         The purpose or purposes of the Corporation are:

(1) To conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Laws of Nevada; and (

2) In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Nevada or any other law of Nevada or by this Certificate of Incorporation together with any power incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

                                   ARTICLE VI
                                 Capital Stock

The maximum number of shares of capital stock which this Corporation shall have authority to issue is Sixty Million (60,000,000), Consisting of Fifty Million (50,000,000) shares of Common Stock, $.001 par value, and Ten Million (10,000,000) shares of Preferred Stock at $.0001 par value. The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are as follows:

SECTION 1. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the matters that may be fixed and determined by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. The Board of Directors hereby is authorized to cause such shares to be issued in one or more classes or series and with respect to each such class or series to fix and determine the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(1) the number of shares constituting a series, the distinctive designation of a series and the stated value of a series, if different from the par value;

(2) whether the shares or a series are entitled to any fixed or determinable dividends, the dividend rate (if any) on such shares, whether the dividends are cumulative and the relative rights or priority of dividends on shares of that series;

(3) whether a series has voting rights in addition to the voting rights provided by law and the terms and conditions of such voting rights;

(4) whether a series will have or receive conversion or exchange privileges and the terms and conditions of such conversion or exchange privileges;

(5) whether the shares of a series are redeemable and the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to he redeemed, the date or dates on or after which the shares in the series will be redeemable and the amount payable in case of redemption;

(6) whether a series will have a sinking fund for the redemption or purchase of the shares in the series and the terms and the amount of such sinking fund;

(7) the right of a series to the benefit of conditions and restrictions on the creation of indebtedness of the Corporation or any subsidiary, on the issuance of any additional capital stock (including additional shares of such series or any other series), on the payment of dividends or the making of other distributions on any outstanding stock of the Corporation and the purchase, redemption or other acquisition by the Corporation, or any subsidiary, of any outstanding stock of the Corporation;

(8) the rights of a series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority of payment of a series; and

(9) any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

Dividends on outstanding shares of Preferred Stock shall be paid or set apart for payment before any dividends shall be paid or declared or set apart for payment on the Common Stock with respect to the same dividend period.

         If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any, payable with respect thereto).

SECTION 2. Common Stock - General Provisions. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock, except as otherwise provided herein or required by law.

Shares of Common Stock authorized hereby shall not be subject to preemptive rights. The holders of shares of Common Stock now or hereafter outstanding shall have no preemptive right to purchase or have offered to them for purchase any of such authorized but unissued shares, or any shares of Preferred Stock, Common Stock or other equity securities issued or to be issued by the Company.

               Subject to the preferential and other dividend rights applicable to Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared on the Common Stock by the Board of Directors at any time or from time to time out of any funds legally available therefor.

         In the event of any voluntary or involuntary liquidation, distribution or winding up of the Corporation, after distribution in full of the preferential or other amounts to be distributed to the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

         SECTION 3. Common Stock - Other Provisions.

               (a) Voting Rights. The shares of Common Stock shall have the following voting rights:

(1) Each share of Common Stock shall entitle the holder thereof to one vote upon all matters upon which stockholders have the right to vote.

Except as otherwise required by applicable law, the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation (or, if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of shares of Preferred Stock).

(b) Dividends and Distributions. Except as otherwise provided in this Certificate of Incorporation, holders of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that in no event may the rate of any dividend payable on outstanding shares of any class of Common Stock be greater than the dividend rate payable on outstanding shares of the other class of Common Stock. All dividends and distributions on the Common Stock payable in stock of the Corporation shall be made in shares of Common Stock. In no event will shares of Common Stock be split, divided or combined unless the outstanding shares of the Common Stock shall be proportionately split, divided or combined.

(c) Options, Rights or Warrants. The Corporation may make offerings of options, rights or warrants to subscribe for shares of capital stock to all holders of Common Stock if an identical offering is made simultaneously to all the holders of stock. All such offerings of options, rights or warrants shall offer the respective holders of Common Stock the right to subscribe at the same rate per share.


                                   ARTICLE VII
                               Board of Directors

SECTION 1. Number and Terms. The number of directors which shall constitute the whole Board of Directors shall be determined in the manner provided in the Bylaws of the Corporation. The Board of Directors shall be shall be as nearly equal in number as possible. The initial directors shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until election of their respective successors.

SECTION 2. Vacancies. Any vacancy on the Board of Directors, whether arising through death, resignation or removal of a director or through an increase in the number of directors of any class, shall be filled by a majority vote of all remaining directors. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office of directors in which the vacancy occurred.


SECTION 3. Other Provisions. Notwithstanding any other provision of this Article VII, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term of office, the filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and unless the terms of this Certificate of Incorporation expressly provide otherwise, such directorship shall be in addition to the number of directors provided in the Bylaws and such directors shall not be classified. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.


                                  ARTICLE VIII
                                     Bylaws

The power to adopt, alter, amend or repeal the Bylaws of the Corporation shall be vested in the Board of Directors. The stockholders of the Corporation may adopt, amend or repeal the Bylaws of the Corporation only by the affirmative vote of holders of at least 66 2/3% of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote generally on matters requiring the approval of stockholders (the "Voting Stock").


                                   ARTICLE IX
                              Stockholder Meetings

Any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly called and noticed meeting of stockholders and may not be taken by consent in writing, unless such action requiring or permitting stockholder approval is approved by a majority of the directors then in office. An action required or permitted to be taken by the stockholders which has been approved by a majority of the directors may be taken by consent in writing if the consent is signed by the record holders of no less than the Voting Stock that would otherwise be required for approval of such action.


                                    ARTICLE X
                                   Amendments

The provisions set forth in Articles VI, VII, VIII and IX and in this Article X may not he repealed, rescinded, altered or amended, and no other provision may be adopted which is inconsistent therewith or impairs in any way the operation or effect thereof, except by the affirmative vote of holders of not less than 66 2/3% of the Voting Stock.

Consistent with the preceding sentence, the corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation as prescribed by applicable law.




IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be executed in its corporate name this 22nd day of August , 2000.


As approved and adopted by the Board of Directors as of August 22, 2000.



                                           -------------------------------------
                                           John Chris Kirch, Secretary/Treasurer

                                     BY-LAWS
                                       of
                               K-1 BUILDERS, INC.

                                    ARTICLE I
                            Meetings of Shareholders

SECTION 1. Annual Meeting. The annual meeting of the shareholders of this Corporation for the election of directors and for the transaction of any proper business shall be held at the time and place designated by the Board of Directors (the "Board") of the Corporation. The annual meeting shall be held within 4 months after the close of the Corporation's fiscal year.

SECTION 2. Special Meetings. Special meetings of the shareholders shall be held when called by the Chief Executive Officer or by a majority of the Board of Directors. Special meetings may not be called by any other person. Written notice of a special meeting pursuant to Section 4 herein shall be given to all stock holders entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Each such special meeting shall be held at such date and time as requested by the person or persons calling the meeting within the limits fixed by law. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

SECTION 3. Place. Meetings of shareholders may be held in the State of Nevada or outside the State of Nevada.

SECTION 4. Notice. Written notice stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be effective when deposited in the United States mail addressed to the shareholder at his address as it appears on the Corporation's current record of shareholders.

SECTION 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, the adjournment is for more than 30 days, or if, after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in Section 4 herein to each shareholder of record on the new record date entitled to vote at such meeting.

SECTION 6. Notice of Shareholder Business and Nominations. Except as may otherwise be provided herein, or in the Certificate of Incorporation in connection with rights to electing directors under specific circumstances which may be granted to the holders of any series of Preferred Stock, nominations for the election of directors and the proposal of business to be considered by the shareholders may be made by the Board or any shareholder of record entitled to vote at the meeting and who complies with the notice procedures set forth in this by-law.

For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. Except as otherwise provided by applicable law, to be timely, a shareholder's notice must be delivered to the Secretary of the Corporation at the Corporation's principal executive offices not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, notice by the shareholder must he so delivered not earlier than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is made by the Corporation. In no event shall public announcement of an adjournment of an annual meeting commence a new time period for giving of a shareholder's notice as described above.

Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election to the Board of Directors, all information relative to such person required to be disclosed in solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange

Act of 1934 (including such person's written consent to being named in the proxy statements as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (c) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name and address of such shareholder, as they appear on the Corporation's books and of such beneficial owned and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and beneficial owner. Notice of nominations which are proposed by the Board shall be given by the Chairman, the President or the Secretary of the Corporation on behalf of the Board.

The chairperson of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 7. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other purpose, the Board of Directors may fix in advance a date as the record date for any determination of shareholders, such date in any case to be not more than 60 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at an annual or special meeting of shareholders, or shareholders entitled to receive payment of a distribution, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution is adopted, as the case may be, shall be the record date for such determination of shareholders.

When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting. A new record date must be fixed if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

SECTION 8. Voting Record. The officers or agent having charge of the stock transfer books for shares of the Corporation shall make, at least 10 days before each meeting of shareholders, a complete alphabetical list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged by voting group with the address of and the number and class and series, any, of shares held by each. The list, for a period of 10 days prior to such meeting, shall be available for inspection at the principal office of the Corporation, or at the office of the transfer agent or registrar of the Corporation or at a place identified in the meeting notice in the city where the meeting will be held. Upon written demand to the Corporation, any shareholder or his agent or attorney shall be entitled to inspect the list at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder or his agent or attorney at any time during the meeting.

If the requirements of this section have not been substantially complied with, the meeting, on demand of any shareholder in person or by proxy, shall be adjourned until the requirements are complied with. If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

SECTION 9. Shareholder Quorum and Voting. A majority of all then outstanding shares of voting stock entitled to vote, represented in person or by proxy, shall constitute a Quorum at a meeting of shareholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute- a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law or by the Certificate of Incorporation.

After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

SECTION 10. Voting of Shares. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Holders of Common Stock shall be entitled to vote for the election of directors or on any matter presented to the shareholders.

Shares of stock of this Corporation owned directly or indirectly by another corporation the majority of the voting stock of which is owned, directly or indirectly, by this Corporation are not entitled to vote, and shall not be counted in determining the total number of outstanding shares at any given time.

A shareholder or the shareholder's attorney in fact may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of votes represented by the shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the by-laws of the corporate shareholder; or, in the absence of any applicable by-law, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the by-laws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

Shares held by or under the control of a receiver, trustee in bankruptcy proceedings or an assignee for the benefit of creditors, may be voted by such receiver, trustee or assignee, without the transfer thereof into the name of such receiver, trustee or assignee.

A shareholder whose shares are Pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company or other financial institution, with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

SECTION 11. Written Consent of Shareholders. Any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of the shareholders, unless such action is approved by a majority of the Board of Directors. In the event of such approval, such action may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted, provided that all requirements of law and the Certificate of Incorporation have been satisfied. To be effective, the executed written consent of the shareholders must be delivered to the Corporation within 60 days of the date the earliest written consent is received by the Corporation. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote thereon.

After obtaining such authorization by written consent, notice shall promptly be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters rights are provided by law, the notice shall contain a clear statement of the right of shareholders dissension there from to be paid the fair value of their shares upon compliance with further provisions of the law regarding the rights of dissenting shareholders.

SECTION 12. Waiver of Notice of meetings of Shareholders. Notice of a meeting of the shareholders need not be given to any shareholder who signs a Waiver of Notice either before or after the meeting. Attendance of a shareholder at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, the manner in which it has been called or convened, or the matters considered at a meeting, except when a shareholder states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened, or except when a shareholder objects to considering a particular matter that is not within the purposes described in the meeting notice.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written Waiver of Notice of such meeting.

                                   ARTICLE II
                                    Directors

SECTION 1. Function. All corporate powers shall he exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

SECTION 2. Qualification. Directors must be natural persons who are 18 years of age or older, but need not be residents of this state or shareholders of this Corporation.

SECTION 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

SECTION 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence; or

(c) a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Certificate of Incorporation or the By-laws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

In discharging his duties, a director may consider such factors as the director deems relevant, including the long term prospects and interests of the Corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the Corporation or its subsidiaries, the communities and society inn which the Corporation or its subsidiaries operate, and the economy of the state and the nation.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

SECTION 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors or a committee of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (a) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting specified business at the Meeting; or (b) he votes against such action or abstains from voting in respect thereto.

SECTION 6. Number. Except as may otherwise be provided pursuant to the Certificate of Incorporation in connection with rights to elect directors which may be granted to the holders of any series of Preferred Stock, the number of directors which shall constitute the whole Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors. At each annual meeting of shareholders, commencing with the 1997 annual meeting, (I) directors elected to succeed those directors whose terms shall expire shall be elected for a term of office to expire at the succeeding annual meeting of shareholders after their election, each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

SECTION 7. Election of Directors. Except as may otherwise be provided pursuant to the Certificate of Incorporation in connection with the rights to elect directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, and except as otherwise provided pursuant to
Section 8 of this Article II, directors shall be elected by shareholders of the Corporation. Except as otherwise provided by applicable law, at each election the persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected. Each director shall serve until his or her successor is elected and qualified or until his or her death, resignation or removal. The election of directors is subject to any provisions relating thereto contained in the Certificate of Incorporation.

SECTION 8. Vacancies. Except as may otherwise be provided pursuant to the Certificate of Incorporation in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

SECTION 9. Resignation of Directors. Any director of the Corporation may resign at any time by giving written notice to the Chairman of the Board or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 10. Removal of Directors. Subject to the right to elect directors under specified circumstances which may be granted pursuant to the Certificate of Incorporation to the holders of any series of Preferred Stock and unless otherwise provided by law, any director may be removed from office without cause only by the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of voting stock, voting together as a single class.


SECTION 11. Quorum and Voting. A majority of the number of directors fixed by these By-laws or by resolution of the Board of Directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.




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


SECTION 12. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or her votes are counted for such purpose, if:

(a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board, a committee or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of a committee thereof which authorizes, approves or ratifies such contract or transaction.

SECTION 13. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no committee shall have the authority to:

               (a) approve or recommend to shareholders actions or proposals required by law to be approved by shareholders;

               (b) designate candidates for the office of director, for purposes of proxy solicitation or otherwise;

               (c) fill vacancies on the Board of Directors or any committee thereof;

               (d) adopt, amend or repeal these By-laws or the Certificate of Incorporation;

               (e) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors;

               (f) adopt an agreement of merger or consolidation; or

               (g) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares, except that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, may, pursuant to a general formula or method specified by the Board of Directors, by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including the price, the rate or manner of payment of dividends, provisions for redemption, sinking fund, conversion, voting or preferential rights, and provisions for other features of a class of shares, or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the office of the Secretary of State.

The Board of Directors, by resolution adopted in accordance with this section, may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee.

SECTION 14. Changes in Committees; Resignations, Removals and Vacancies. The Board of Directors shall have power at any time to change or remove the members of, to fill vacancies in, and to discharge any committee created pursuant to these By-laws, either with or without cause. Any member of any such committee may resign at any time by giving written notice to the Board or the Chairman of the Board or the Secretary. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any vacancy in any committee, whether arising from death, resignation, an increase in the number of committee members or any other cause, shall be filled by the Board of Directors in the manner prescribed in these By-laws for the original appointment of the members of such committee.

SECTION 15. Place of Meetings. Regular and special meetings by the Board of Directors may be held within or without the State of Nevada.

SECTION 16. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held at times and places specified by the Board of Directors without notice of the date, time, place or purpose of the meeting. Written notice of the date, time and place of special meetings of the Board of Directors shall be given to each director at least 2 days before the meeting. The notice need not describe the purpose of the special meeting. In addition to any other regular meetings, a regular meeting of the Board of Directors shall be held, without other notice than this by-law, immediately after and at the same place as the annual meeting of shareholders.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting is announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the Chairman of the Board, by the President of the Corporation, or by any two directors.



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


Members of the Board of Directors may participate in meeting of such board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

SECTION 17. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote and may be described as such in any document.

SECTION 18. Advisory Directors. The Board of Directors shall have the authority to elect a board of outside directors consisting of multiple members, which number can be increased or decreased by a vote of the shareholders. The outside directors shall not be shareholders or officers of the Corporation, and shall not have voting powers, but rather are to act in the capacity of consulting and advising the Board of Directors at their invitation.


                                   ARTICLE III
                                    Officers

SECTION 1. Officers. The officers of this Corporation shall consist of a President, Chairman of the Board, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors, and shall serve until their successors are chosen and qualify. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time.

Any two or more offices may be held by the same person. The failure to elect a President, Chairman of the Board, Secretary or Treasurer shall not affect the existence of this Corporation.

SECTION 2. Duties. The officers of this Corporation shall have the following duties:

The Chairman shall be the chief executive of the Corporation overseeing all management and directors and shall preside at all meetings of the shareholders, unless a Chairman of the Board of Directors has been elected and is present, and shall preside at all meetings of the Board of Directors. The President shall be the chief operating officer of the Corporation, and shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors.

The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors.

The Secretary shall have custody of, and maintain, all the corporate records except the financial records. He or she shall have the authority to execute any and all documents in connection with intellectual property matters, including, but not limited to, Powers of Attorney, Appointment of Resident Agent forms and any other documents which are required in connection with the intellectual property matters of the

Corporation, and shall prepare the minutes of all meetings of the shareholders and Board of Directors, shall authenticate records of the Corporation; shall send all notices of meetings out, and shall perform such other duties as may be prescribed by the Board of Directors or the President.

The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of shareholders and whenever else required by the Board of Directors or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the President.

SECTION 3. Removal of officers. Any Officer or agent elected or appointed by the Board of Directors may be removed by the Board at any time with or without cause.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

SECTION 4. Resignation of Officers. An officer may resign at any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.


                                   ARTICLE IV
                               Stock Certificates

SECTION 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the Corporation.

Before the Corporation issues shares, the Board of Directors must determine that the consideration received for shares to be issued is adequate. The determination by the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable. When it cannot be determined that outstanding shares are fully paid and nonassessable, there shall be a conclusive presumption that such shares are fully paid and nonassessable if the Board of Directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefor are fully paid and nonassessable. Consideration in the form of a promise to pay money or a promise to perform services is received by the Corporation at the time of the making of the promise unless the agreement specifically provides otherwise.

SECTION 2. Form. Certificates representing shares in this Corporation shall be signed by the President or any vice president and the Secretary or any assistant secretary and may be sealed with the seal of this Corporation or a facsimile thereof . The signatures of the President or any vice president and the Secretary or any assistant secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

If this Corporation is authorized to issue shares of more than one class or more than one series of any class, every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish any shareholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon the face thereof: the name of the Corporation; that the Corporation is organized under the laws of the State of Nevada, the name of the person or persons to whom issued; the number and class of shares; and the designation of the series, if any, which such certificate represents.

SECTION 3. Transfer of Stock. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate of such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

SECTION 4. Lost, Stolen, or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct to indemnify the Corporation, the transfer agent and registrar against any claim that may be made on account of the alleged loss, destruction or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.


                                    ARTICLE V
                      Contracts, Loans, Checks and Deposits

SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.



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



SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

SECTION 3. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.


                                   ARTICLE VI
                                Books and Records

SECTION 1. Books and Records. The Corporation shall keep as permanent records, in accordance with applicable law, minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation, and such books or records and accounts as may be necessary for the proper conduct of the business of the Corporation.

SECTION 2. Inspection of Books and Records. The Board of Directors and, unless otherwise specified by the Board, the Chairman of the Board and the President shall, subject to applicable law, have the sole power to determine from time to time whether and to what extent and at what times and places and under what conditions and regulations the accounts, books and records of the Corporation, or any of them, shall be open to the inspection of the shareholders; and, except as specifically conferred by law, no shareholder shall have, any right to inspect any account, book, record or document of the Corporation, unless and until authorized to do so by the Board or, unless otherwise specified by the Board, by order of the Chairman of the Board or by the President.


                                   ARTICLE VII
                Distributions, Share Dividends and Share Options

SECTION 1. Distributions. The Board of Directors of this Corporation may, from time to time, authorize and the Corporation may pay distributions to the shareholders. A distribution is a direct or indirect transfer of money or other property (except the Corporation's own shares) or incurrence of indebtedness by the Corporation to or for the benefit of the shareholders in respect of any of its shares. A distribution may be in the form of a declaration or payment of a dividend; a purchase, redemption, or other acquisition of shares; a distribution of indebtedness; or otherwise.

         No distribution may be made if, after giving it effect:

         (a) the Corporation would not be able to pay its debts as they become due in the usual course of business; or

               (b) the Corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. If the Board of Directors does not fix the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the Corporation's shares), it is the date the Board of Directors authorizes the distribution.

The Board of Directors may base a determination that a distribution is not prohibited either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances. In the case of any distribution based upon such a valuation, each such distribution shall be identified as a distribution based upon current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

SECTION 2. Share Dividends. Unless the Certificate of Incorporation provides otherwise, shares may be issued pro rata and without consideration to the Corporation's shareholders or to the shareholders of one or more classes or series. An issuance of shares under this section is a share dividend.

         Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

               (a) the Certificate of Incorporation so authorizes;

               (b) a majority of the votes entitled to be cast the class or series to be issued approves the issue; or

               (c) there are no outstanding shares of the class or series to be issued.

         If the Board of Directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the Board of Directors authorizes the share dividend.

                SECTION 3. Share Options. Unless the Certificate of Incorporation provides otherwise, the Corporation may issue rights, options or warrants for the purchase of its shares. The Board of Directors shall determine the terms upon which the rights, options or warrants are issued, their form and content, and the consideration for which the shares are to be issued.

                The terms and conditions of stock rights and options which are created and issued by the Corporation, or its successor, and which entitle the holders thereof to purchase from the Corporation shares of any class or classes, whether authorized but unissued shares, treasury shares or shares to be purchased or acquired by the Corporation, may include restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the Corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.



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


                                  ARTICLE VIII
                                 Corporate Seal

The Board of Directors shall provide a corporate seal which shall have inscribed thereon the name of the Corporation and such other words and figures and in such design as may be prescribed by the Board of Directors, and may be facsimile, engraved, printed or an impression, or other type seal.


                                   ARTICLE IX
                                   Fiscal Year

         The fiscal year of the Corporation shall end on the 31st day of August, or by resolution, determined by the Board of Directors.

                                    ARTICLE X
                          Indemnification of Directors,
                         Officers, Employees and Agents

SECTION 1. Action Against Party Because of Corporate Position. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, partner, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees inclusive of any appeal), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct unlawful. The termination of any claim, action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2. Action by or in the Right of Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees inclusive of any appeal) actually and reasonably incurred by him in connection with the defense or settlement of such claim, action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that a court of competent jurisdiction (the "Court") in which such claim, action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court shall deem proper.

SECTION 3. Reimbursement if Successful. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any claim, action, suit or proceeding referred to in Sections 1 or 2 of this Article X, or in defense of any claims, issue or matter therein, he shall be indemnified against expenses (including attorneys fees inclusive of any appeal) actually and reasonably incurred by him in connection therewith, notwithstanding that he has not been successful (on the merits or otherwise ) on any other claim, issue or matter in any such claim, action, suit or proceeding.

SECTION 4. Authorization. Any indemnification under Sections 1 and 2 of this
Article X (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders.

SECTION 5. Advanced Reimbursement. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

SECTION 6. Indemnification Not Exclusive. The indemnification provided by this Article shall be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, rule of law, provision of the Certificate of Incorporation, by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity, while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Where such other provision provides broader rights of indemnification than these by-laws, said other provision shall control.

SECTION 7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.




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



                                   ARTICLE XI
                                    Amendment

Except as otherwise provided herein, these By-laws may be altered, amended or repealed or new by-laws may be adopted by the shareholders or by the Board of Directors at any regular meeting of the shareholders or of the Board of Directors or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-laws be contained in the notice of such special meeting; provided, however, that in the case of amendments by shareholders, notwithstanding any other provisions of those By-laws or any other provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law, the Certificate of Incorporation or these By-laws, the affirmative vote of the holders of at least 66 2/3% of all then outstanding shares of voting stock of the Corporation, voting together as a single class, shall be required to alter, amend or repeal any provision of these By-laws.


                                   ARTICLE XII
                                Emergency By-laws

SECTION 1. Emergency By-laws. The Board of Directors may adopt by-laws to be effective only in an emergency. An emergency for the purposes of this section if a quorum of the Corporation's directors cannot readily be assembled because of some catastrophic event. The emergency by-laws, which are subject to amendment or repeal by the shareholders may make all provisions necessary for managing the Corporation during an emergency, including:

         (a) procedures for calling a meeting of the Board of Directors;

         (b) quorum requirements for the meeting; and

         (c) designation of additional or substitute directors.

SECTION 2. Line of Succession. The Board of Directors, either before, or during such emergency, may provide, and from time to time modify, lines of succession in the event that during such emergency any or all officers or agents of the Corporation are for any reason rendered incapable of discharging their duties.

SECTION 3. Governing By-laws. All provisions of these By-laws consistent with the emergency by-laws remain effective during the emergency. The emergency by-laws are not effective after the emergency ends.

SECTION 4. Effect of Corporation Action. Corporate action taken in good faith in accordance with the emergency are subject to amendment or repeal by the shareholders, may make all provisions necessary for managing the Corporation during an emergency, including:

         (a) procedures for calling a meeting of the Board of Directors;

         (b) quorum requirements for the meeting; and

         (c) designation of additional or substitute directors.

SECTION 2. Line of Succession. The Board of Directors, either before or during such emergency, may provide, and from time to time modify, lines of succession in the event that during such emergency any or all officers or agents of the Corporation are for any reason rendered incapable of discharging their duties.



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


SECTION 3. Governing By-laws. All provisions of these By-laws consistent with the emergency by-laws remain effective during the emergency. The emergency by-laws are not effective after the emergency ends.

SECTION 4. Effect of Corporate Action. Corporate action taken in good faith in accordance with the emergency by-laws;

         (a) binds the Corporation; and

         (b) may not be used to impose liability on a corporate director, officer, employee or agent.


CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting Secretary/Treasurer of K-1 BUILDERS, INC. a Nevada Corporation: and

2. That the foregoing By-laws, comprising sixteen (16) pages, constitute the By-laws of said Corporation as duly adopted at a meeting of the Board of Directors thereof duly held on the 22nd day of August, 2000.



                                          -------------------------------------
                                          John Chris Kirch, Secretary/Treasurer




                 THIS COMPLETES THE BY-LAWS OF THE CORPORATION.

                                SCHEDULE 2.13(b)

                               NexGen Vision, Inc.

      K-1 Stockholder Consents and Resolution(s) of the Board of Directors
      --------------------------------------------------------------------



                CONSENT RESOLUTION IN LIEU OF SPECIAL MEETING OF
                  THE BOARD OF DIRECTORS OF K-1 BUILDERS, INC.
                              A Nevada Corporation
                                 March 22, 2002


         This Consent Resolution is adopted by John Chris Kirch being the sole director of K-1 Buildings, Inc., in lieu of a special meeting of the Board of Directors of the corporation, effective on March 22, 2002.

         WHEREAS, an offer has been made by Nextgen Vision Inc. to acquire control of K-1 Builders, Inc.; and

         WHEREAS, John Chris Kirch as the sole director has accepted the terms of this acquisition; and

         WHEREAS, the Board of Directors, after evaluation of this offer, has agreed to adopt a resolution accepting this acquisition offer.

         NOW THEREFORE, IT IS HEREBY RESOLVED that the company enter into a contract and agreement to complete this acquisition of K-1 Builders, Inc. by Nextgen Vision, Inc.

         Datged this 22nd day of March 2002.


                                                     /s/
                                                     --------------------------
                                                     John Chris Kirch, Director

                  UNANIMOUS CONSENT OIN LIEW OF SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                               K-1 BUILDERS, INC.


The undersigned, being all of the directors of K-1 Builders, Inc., a Nevada corporation (the "Company"), hereby consent to and do adopt the following resolution(s):

Plan of Reorganization
----------------------

         RESOLVED, that the Company enter into an Agreement and Plan of Reorganization, as attached hereto, and related transactions, with NexGen Vision, Inc.

Cancellation of Shares
----------------------

         RESOLVED, that the Company cancel the options for issuance of up to 10,000,000 shares of common stock, issued to John Chris Kirch.

         IN WITNESS WHEREOF, the undersigned have executed this document to be effective this 28th day of March, 2002.


/s/  John Chris Kirch
--------------------------------
John Chris Kirch, sole director

                            CONSENT TO CANCEL SHARES

         The undersigned hereby consents to the cancellation of 10,000,000 options of K-1 Builders, Inc., issued in my name.

         DATED:  March 28, 2002



                                                     /s/
                                                     ---------------------------
                                                     John Chris Kirch

                   MAJORITY CONSENT IN LIEU OF SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                               K-1 BUILDERS, INC.


         The undersigned, being the majority shareholder(s) of K-1 Builders, Inc., a Nevada corporation (the "Company"), hereby consent to and take the following action:

         WHEREAS, the Board of Directors have voted in favor of entering into an Agreement and Plan of Reorganization, and related transactions, with NexGen Vision, Inc.

         THEREFORE, the undersigned shareholder(s) owning a majority of the shares outstanding of the Company, hereby consent and authorize the Company to enter into the Agreement and Plan of Reorganization with NexGen Vision, Inc., including all transactions necessary to effectuate such reorganization.

         IN WITNESS WHEREOF, the undersigned have executed this document to be effective this 28 day of March, 2002.


/s/
------------------------------
John Chris Kirch
Representing 1,350,000 shares


/s/
------------------------------
Gerald Curtis
Representing 303,750 shares


/s/
------------------------------
Stephanie Harnicher
Representing 315,000 shares

                                SCHEDULE 2.13(c)

                               NexGen Vision, Inc.

                             Material Adverse Change


None.

                                SCHEDULE 2.13(e)

                               NexGen Vision, Inc.

             K-1 Federal Tax Returns for Years Ending 2000 and 2001

                             |                                                                                |  OMB No. 1545-0123
                             |                                                                                |---------------------
Form 1120                    |                U. S. Corporation Income Tax Return                             |
                             |  For calendar year 1999 or tax year beginning  9/01/00  , ending  8/31/01   |
                             |                                                ----------         ----------   |       2000
Department of the Treasury   |   Instructions are separate, See page 1 for paperwork Reduction Act Notice.    |
Internal Revenue Service     |                                                                                |
------------------------------------------------------------------------------------------------------------------------------------
A  Check if a:               |Use         |                                            | B. Employer identification number
1  Consolidated return  [ ]  |IRS         |                                            |    87-0659918
   (attach Form 851)         |label.      | K-1 BUILDERS, INC.                         |------------------------------------------
2  Personal holding co. [ ]  |Other-      | 198 UNION BLVD., SUITE 200                 |C. Date incorporated
   (attach Sch. PH)          |wise,       | LAKEWOOD, CO 80228                         |     8/22/2000
3. Personal service corp.    |please      |                                            |------------------------------------------
   as defined in             |print       |                                            |D. Total assets (see page 6 of instructions)
   Temporary Regs.           |or type.    |                                            |
   sec. 1.441-4T-            |            |                                            |
   see instructions     [ ]  |            |                                            |
---------------------------------------------------------------------------------------|
E  Check applicable boxes: (1) [X] Initial return (2) [ ] Final return (3) [ ] Change  |
                                                                             of address| $                                 5,731
------------------------------------------------------------------------------------------------------------------------------------
      |  1a Gross receipts/sales    |      | b Less returns & allowances  |        |   c Balance  |1c|                          |
      |                                                                                           |  |--------------------------|---
      |  2  Cost of goods sold (Schedule A, line 8) ............................................  |2 |                          |
      |                                                                                           |  |--------------------------|---
      |  3  Gross profit. Subtract line 2 from line 1c .........................................  |3 |                          |
  I   |                                                                                           |  |--------------------------|---
  N   |  4  Dividends (Schedule C, line 19).....................................................  |4 |
  C   |                                                                                           |  |--------------------------|---
  O   |  5  Interest ...........................................................................  |5 |                          |
  M   |                                                                                           |  |--------------------------|---
  E   |  6  Gross rents.........................................................................  |6 |                          |
      |                                                                                           |  |--------------------------|---
      |  7  Gross royalties.....................................................................  |7 |                          |
      |                                                                                           |  |--------------------------|---
      |  8  Capital gain net income (attach Schedule D (Form 112)...............................  |8 |                          |
      |                                                                                           |  |--------------------------|---
      |  9  Net gain or (loss) from Form 4797, Part II line 18 (attach Form 4797)...............  |9 |                          |
      |                                                                                           |  |--------------------------|---
      | 10  Other income (see page 7 of instructions - attach schedule )........................  |10|                          |
      |                                                                                           |  |--------------------------|---
      | 11  Total income. Add lines 3 through 10................................................  |11|                          |
------|-------------------------------------------------------------------------------------------|--|--------------------------|---
      | 12  Compensation of officers (Schedule E, line 4).......................................  |12|                          |
      |                                                                                           |  |--------------------------|---
 D    | 13  Salaries and wages (less employment credits)........................................  |13|                          |
 E    |                                                                                           |  |--------------------------|---
 D    | 14  Repairs and maintenance.............................................................  |14|                          |
 U    |                                                                                           |  |--------------------------|---
 C    | 15  Bad debts...........................................................................  |15|                          |
 T    |                                                                                           |  |--------------------------|---
 I    | 16  Rents...............................................................................  |16|                     5,470|
 O    |                                                                                           |  |--------------------------|---
 N    | 17  Taxes and licenses..................................................................  |17|                          |
 S    |                                                                                           |  |--------------------------|---
      | 18  Interest............................................................................  |18|                          |
      |                                                                                           |  |--------------------------|---
      | 19  Charitable contributions (see page 9 of instructions for 10% limitation)............  |19|                          |
      |                                                                                           |  |--------------------------|---
      | 20  Depreciation (attach Form 4562)..................                  |20 |    412  |    |  |                          |
      |                                                                        |-------------|--  |  |                          |
      | 21  Less depreciation claimed on Schedule A and elsewhere on return    |21a|         |   |21b|                   412    |
                                                                               |-------------|--  |  |--------------------------|---
      | 22  Depletion...........................................................................  |22|                          |
      |                                                                                           |  |--------------------------|---
      | 23  Advertising.........................................................................  |23|                          |
      |                                                                                           |  |--------------------------|---
      | 24  Pension, profit-sharing, etc. plans.................................................  |24|                          |
      |                                                                                           |  |--------------------------|---
      | 25  Employee benefit programs...........................................................  |25|                          |
      |                                                                                           |  |--------------------------|---
      | 26  Other deductions (attached schedule).......................STMT 1...................  |26|                   68,056 |
      |                                                                                           |  |--------------------------|---
      | 27  Total deductions. Add lines 12 through 26...........................................  |27|                   73,938 |
      |                                                                                           |  |--------------------------|---
      | 28  Taxable income before net operating loss deduction and special deductions...........  |28|                  -73,938 |
      |                                            Subtract line 27 from line 11                  |  |--------------------------|---
      | 29  Less: a Net operating loss (NOL) deduction (see page 11 of instru) |29a|         |    |  |                          |
      |                                                                        |-------------|----|  |                          |
      |           b Special deductions (Schedule C, line 20).................. |29b|         |   |29c|                          |
------|------------------------------------------------------------------------|-------------|----|  |--------------------------|---
      | 30  Taxable income. Subtract line 29c from line 28....................................... |30|                  -73,938 |
 T    |                                                                                           |  |--------------------------|---
 A    | 31  Total tax (Schedule J, line 11).....................................................  |31|                        0 |
 X    |                                                                                           |  |--------------------------|---
      | 32  Payments:                                                                                |
 A    |                                                                                              |
 N    |  a  1999 overpayment credited to 2000..|32a|             |  |                                |
 D    |                                        |---------------------                                |
      |  b  2000 estimated tax payments....... |32b|             |  |                                |
 P    |                                        |---------------------                                |
 A    |  c  Less 2000 refund applied for...... |32c|             |  |d Bal |32d|            |        |
 Y    |     on Form 4466                       |---------------------      |---|------------|---     |
 M    |  e  Tax deposited with Form 7004.................................  |32e|            |        |
 E    |                                                                    |----------------|---     |
 N    |  f  Credit for tax paid on undistributed capital gains (attach...  |32f|            |        |
 T    |                                                         Form 2439) |----------------|---     |
 S    |  g  Credit for Federal tax on fuels (attach Form 4136 (see Instr)  |32g|            |    |32h|                          |
      |                                                                    |----------------|--- |---|--------------------------|---
      | 33  Estimated tax penalty (see page 14 of Instructions). Check if Form 2220 is attached[ ] 33|                          |
      |                                                                                          |---|--------------------------|---
      | 34  Tax due. If line 32h is smaller than the total of lines 31 and 33, enter amount owed | 34|                          |
      |                                                                                          |---|--------------------------|---
      | 35  Overpayment. If line 32h is larger than the total of lines 31 and 33, enter amount   | 35|                          |
      |                                                                           overpaid       |---|--------------------------|---
      | 36  Enter amount of line 35 you want:  Credited to 2001 estimated tax       |  Refunded  | 36|                          |
--------|---------------------------------------------------------------------------------------------------------------------------
        | Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and
        | statements, and to the best of my knowledge and belief, it is true, correct and complete.  Declaration of preparer
        | (other than taxpayer) is based on all information of which preparer has an knowledge.
Sign    |
Here    | Signature
        | of officer    /s/ JOHN CHRIS KIRCH                        Date  10/30/01        Title   President
--------|---------------------------------------------------------------------------------------------------------------------------
Paid    | Preparer's                                           |  Date       |Check if self-        |Preparer's SSN or PTIN
Pre-    | Signature    /s/ BARRY LOVELACE                      | 10/30/01    |employed   [ ]        |  P00143604
parer's |------------------------------------------------------|-------------|----------------------|-------------------------------
Use     |                                                                            | EIN   87-0328572
Only    |Firm's name (or                 Robison, Hill & Co.                         |----------------------------------------------
        |yours, if self-employed         1366 E. Murray-Holladay Rd.                 |
        |and address                     Salt Lake City, UT  84117-5050              |Phone no. 801-272-8045
------------------------------------------------------------------------------------------------------------------------------------


Form 1120 (2000)    K-1 BUILDERS, INC.         87-0659918                                                                     Page 2
------------------------------------------------------------------------------------------------------------------------------------
Schedule A  |  Cost of Goods Sold (See page 12 of insturctions.)
------------------------------------------------------------------------------------------------------------------------------------
 1       Inventory at beginning of year.......................................................    | 1|                          |
                                                                                                  |  |--------------------------|---
 2       Purchases............................................................................    | 2|                          |
                                                                                                  |  |--------------------------|---
 3       Cost of labor........................................................................    | 3|                          |
                                                                                                  |  |--------------------------|---
 4       Additional section 263A costs (attach schedule)......................................    | 4|                          |
                                                                                                  |  |--------------------------|---
 5       Other costs (attach schedule)........................................................    | 5|                          |
                                                                                                  |  |--------------------------|---
 6       Total.  Add lines 1 through 5........................................................    | 6|                          |
                                                                                                  |  |--------------------------|---
 7       Inventory at end of year.............................................................    | 7|                          |
                                                                                                  |  |--------------------------|---
 8       Cost of goods sold.  Subtract line 7 from line 6. Enter here and on line 2, page 1...    | 8|                          |
                                                                                                  |  |--------------------------|---
 9a      Check all methods used for valuing closing inventory:

         (i)   [ ]  Cost as described in Regulations section 1.471-3
         (ii)  [ ]  Lower of cost or market as described in Regulations section 1.471-4
         (iii) [ ]  Other (Specify method used and attached explanation.)
                                                                         -----------------------------------------------------------
  b      Check if there was a writedown of subnormal goods as described in Regulations section 1.471-2(c).....................[ ]

  c      Check if the LIFO inventory method was adopted this tax year for any goods (if checked, attach Form 970).............[ ]

  d      If the LIFO inventory method was used for this tax year, enter percentage (or
         amounts) of closing inventory computed under LIFO....................................... |9d|                          |
                                                                                                     |--------------------------|---
  e      If property is produced or acquired for resale, do the rules of section 263A apply to the corporation.. [ ] Yes     [ ] No

  f      Was there any change in determining quantities, cost or valuations between opening and
         and closing inventory?  If "Yes," attach explanation................................................... [ ] Yes     [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Schedule C     Dividends and Special Deductions (see page 15 of instructions.        | (a) Dividends  |      |(c) Special deductions
                                                                                     |   received     | (b)% |      (a) x (b)
--------------------------------------------------------------------------------     |----------------|------|----------------------
 1  Dividends from less-than-20%_owned domestic corporations that are subject to     |                |      |
    the 70% deduction (other than debt-financed stock).............................. |                |  70  |
                                                                                     |----------------|------|----------------------
 2  Dividends from 20%-or-more-owned domestic corporations that are subject          |                |      |
    to the 80% deduction (other than debt-financed stock)........................... |                |  80  |
                                                                                     |----------------|------|----------------------
 3  Dividends on debt-financed stock of domestic and foreign corporations            |                | see  |
    (section 246A).................................................................. |                |Instr.|
                                                                                     |----------------|------|----------------------
 4  Dividends on certain preferred stock of less-than-20%_owned public utilities.... |                |  42  |
                                                                                     |----------------|------|----------------------
 5  Dividends on certain preferred stock of less-than-20%_owned public utilities.... |                |  48  |
                                                                                     |----------------|------|----------------------
 6  Dividends from less-than-20%-owned foreign corporations and certain              |                |      |
    FSCs that are subject to the 70% deduction...................................... |                |  70  |
                                                                                     |----------------|------|----------------------
 7  Dividends from less-than-20%-owned foreign corporations and certain              |                |      |
    FSCs that are subject to the 80% deduction...................................... |                |  80  |
                                                                                     |----------------|------|----------------------
 8  Dividends from wholly owned foreign subsidiaries subject to the 100%             |                |      |
    deduction (section 245(b)....................................................... |                | 100  |
                                                                                     |----------------|------|----------------------
 9  Total. Add lines 1 through 8.  See page 14 of instructions for limitation....... |                |      |
                                                                                     |----------------|------|----------------------
10  Dividends from domestic corporations received by a small business investment     |                |      |
    company operating under the Small Business Investment Act of 1958............... |                | 100  |
                                                                                     |----------------|------|----------------------
11  Dividends from certain FSCs that are subject to the 100% deduction               |                |      |
    (section 245(c)(1))............................................................. |                | 100  |
                                                                                     |----------------|------|----------------------
12  Dividends from affiliated group members subject to the 100% deduction            |                |      |
    (section 243(a)(3).............................................................. |                | 100  |
                                                                                     |----------------|------|----------------------
13  Other dividends from foreign corporations not included on lines 3, 6,            |                |
    7, 8, or 11..................................................................... |                |
                                                                                     |----------------|-----------------------------
14  Income from controlled foreign corporations under subpart F                      |                |
    (attach Form(s) 5471)........................................................... |                |
                                                                                     |----------------|
15  Foreign dividend gross-up (section 78)...................................        |                |
                                                                                     |----------------|
16  IC-DISC and former DISC dividends not included on lines 1, 2, or 3               |                |
    (section 246(d)................................................................. |                |
                                                                                     |----------------|
17  Other dividends................................................................. |                |
                                                                                     |----------------|
18  Deduction for dividends paid on certain preferred stock of public utilities..... |                |
                                                                                     |                |-----------------------------
19  Total dividends.  Add lines 1 through 17. Enter here and on line 4, page 1...... |                |
                                                                                     |----------------|-----------------------------
20  Total special deductions. Add lines 9, 10, 11, 12, and 18. Enter here and       |                |
    on line 29b, page 1.............................................................................  |-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
Schedule E     Compensation of Officers (See instructions for line 12, page 1.)
               Note: Complete Schedule E only if total receipts (line 1a plus lines 4 through 10 on page 1, Form 1120) are
               $500,000 or more.
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (c) Percent    Percent of corporation
                                                                       of time            stock owned
                                                                      devoted to   --------------------------- (f) Amount of
  (a) Name of Officer                 (b)Social security number        business     (d) Common    (e)Preferred    compensation
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
  2   Total compensation of officers..........................................................................|
                                                                                                              |---------------------
  3   Compensation of officers claimed on Schedule A and elsewhere on return..................................|
                                                                                                              |---------------------
  4   Subtract line 3 from line 2. Enter the result here and on line 12, page 1...............................|
--------------------------------------------------------------------------------------------------------------|---------------------
DAA                                                                                                             Form 1120 (2000)


Form 1120 (2000)   K-1 BUILDERS, INC.                    87-0659918                                PAGE 3
----------------------------------------------------------------------------------------------------------------------------------
 SCHEDULE J           TAX COMPUTATION (SEE PAGE 17 OF INSTRUCTIONS.)
----------------------------------------------------------------------------------------------------------------------------------
 1    Check if the corporation is a member of a controlled group (see sections 1561 and 1563 ................. o [ ]   |   |
      IMPORTANT: Members of a controlled group, see instructions on page 17.                                           |   |
 2a   If the box on line 1 is checked, enter the corporation's share of the $50,000, $25,000, and $9,925,000 taxable   |   |
      income brackets (in that order):                                                                                 |   |
      (1)  |                |               (2)    |                    |                (3)|$                         |   |
            ----------------                        --------------------                    ---------------------------
  b   Enter the corporation's share of:   (1) Additional 5% tax (not more than $11,750)     |$                         |   |
                                                                                            ---------------------------
                                          (2) Additional 3% tax (not more than $100,000)    |$                         |   |
                                                                                            ---------------------------
 3    Income tax. Check if a qualified personal service corporation under section 448(d)(20 (SEE PAGE 17) .... o [ ]   | 3 |      0
                                                                                                                       -------------
 4    Alternative minimum tax (attach Form 4626 .......................................................................| 4 |
                                                                                                                       -------------
 5    Add lines 3 and 4 ...............................................................................................| 5 |      0
                                                                                                                       -------------
 6a   Foreign tax credit (attach Form 1118) ............................................. | 6a|
                                                                                          -----------------------------|   |
  b   Possessions tax credit (attach Form 5735 .......................................... | 6b|
                                                                                          -----------------------------|   |
  c   Check: [ ] Nonconventional source fuel credit   [ ] QEV credit (att. Form 8834) ... | 6c|
                                                                                          -----------------------------|   |
  d   General business credit. Enter here and check which forms are att.:     [  ]  3800  |   |
      [  ]  3468  [  ]  5884  [  ]  6478  [  ]  6765  [  ]  8586  [  ]  8830  [  ]  8826  |   |
      [  ]  8835  [  ]  8844  [  ]  8845  [  ]  8846  [  ]  8820  [  ]  8847  [  ]  8861  | 6d|
                                                                                          -----------------------------|   |
  e   Credit for prior year minimum tax (attach Form 8827) .............................. | 6e|
                                                                                          -----------------------------|   |
  f   Qualified zone academy bond credit (attach Form 8860) ............................. | 6f|
                                                                                          -----------------------------|   |
 7    Total credits. Add lines 6a through 6f ..........................................................................| 7 |
                                                                                                                       -------------
 8    Subtract line 7 from line 5 .....................................................................................| 8 |
                                                                                                                       -------------
 9    Personal holding company tax (attach Schedule PH (Form 1120)) ...................................................| 9 |
                                                                                                                      --------------
10    Recapture taxes. Check if from      [  ]Form 4255        [  ] Form 8611 .........................................|10 |
                                                                                                                      --------------
11    Total tax. Add lines 8 through 10. Enter here and on line 31, page 1 ............................................|11 |       0
                                                                                                                      --------------
----------------------------------------------------------------------------------------------------------------------------------
Schedule K   |    OTHER INFORMATION (SEE PAGE 19 INSTRUCTIONS.)
----------------------------------------------------------------------------------------------------------------------------------
1  Check method of accounting:  a [ ] Cash                   |Yes|No |    If "Yes," file Form 5452, Corporate Report of    |Yes|No |
   b [X] Accrual                                             --------|    Nondivident Distritutions.                       --------|
   c [ ] Other (specify)  o .................................|   |   |    If this is a consolidated return, answer here    |   |   |
2  See page 21 of the instructions and enter the:            |   |   |    for the parent corporation and on Form 851,      |   |   |
 a Business activity code no.  o   233300                    |   |   |     Affiliations Schedule, for each subsidiary.     |   |   |
                                ............................ |   |   |                                                     |   |   |
 b Business activity  o    CONSTRUCTION .....................|   |   | 7  At any time during the tax year, did one         |   |   |
 c Product or service o    CONST SERVICE.....................|   |   |    foreign person own, directly indirectly, at least|   |   |
3  At the end of the tax year, did the corporation own,      |   |   |    25% of (a) the total voting or (b) the total     |   |   |
   directly or indirectly, 50% or more of the voting stock   |   |   |    value of all classes of stock of the             |   |   |
   of a domestic corporation? (For rules of attribution,     |   |   |    corporation? ................................... |   | X |
   see 267(c)) ..............................................|   | X |                                                     |-------|
   If "Yes," attach a schedule showing: (a) name and         |-------|    If "Yes,"                                        |   |   |
   employer identification number (EIN), (b) percentage      |   |   |  a Enter percentage owned ......................... |   |   |
   owned, and (c) taxable income or (loss) before NOL and    |   |   |  b Enter owner's country o ........................ |   |   |
   special deductions of such corportion for the tax year    |   |   |  c The corporation may have to file Form 5472,      |   |   |
   ending with or within your tax year.                      |   |   |    Information Return of a 25% Foreign-Owned U.S.   |   |   |
4  Is the corporation a subsidiary in an affiliated          |   |   |    Trade or Business.                               |   |   |
   group or a  parent-subsidiary controlled group? ..........|   | X |    Enter number of Form 5472 attached  o .......... |-------|
   If "Yes." enter name and EIN of the parent                |-------| 8  Check this box if the corporation issued publicly|   |   |
   corporation   o ..........................................|   |   |    offered deb instruments with original issue      |   |   |
   ..........................................................|   |   |    discount .......................... o  [  ]      |   |   |
5  At the end of the tax year, did any individual,           |   |   |    If checked, the corporation may have to file Form|   |   |
   partnership, corporation, estate, or trust own,           |   |   |    8281, information Return for Publicly Offered    |   |   |
   directly or indirectly, 50% or more of the                |   |   |    Original Issue Discount Instruments.             |   |   |
   corporation's voting stock? (For rules of attribution,    |   | X | 9  Enter the amount of tax-exempt interest received |-------|
   see section 267(c).) .....................................|-------|    or accrued during the tax year o $ ............. |   |   |
   If "Yes," attach a schedule showing name and              |   |   |10  Enter the number of shareholders at the end of   |   |   |
   identifying ..............................................|   |   |    the tax year (if 75 or fewer)    54 ............ |   |   |
   number. (Do not include any information already           |   |   |11  If the corp. has an NOL for the tax year and is  |   |   |
   entered in 4 above.)  o .. ...............................|   |   |    electing to forego the carryback period, check   |   |   |
6  During this tax year, did the corporation pay dividends   |   |   |    here ..................................   o  [ ] |   |   |
   (other than stock dividends and distributions in exchange |   |   |12  Enter the available NOL carryover from prior tax |   |   |
   for stock) in excess of the corporation's current and     |   |   |    years (Do not reduce it by any deduction on line |   |   |
   accumulated earning and profits? (See sections 301 and    |   |   |    29a). $ 48,100  ................................ |   |   |
   316.) ....................................................|   | X  |                                                    |-------|
                                                             |-------|
NOTE: If the corporation, at any time during the tax year, had assets or operated a business in a foreign country or U.S.
possession, it may be required to attach Schedule N (Form 1120), Foreign Operations of U.S. Corporation to this return. See
Schedule N for details.

------------------------------------------------------------------------------------------------------------------------------------


Form 1120 (2000) K-1 BUILDERS, INC.                    87-0659918                                                           Page 4
-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE L Balance Sheets per Books                       Beginning of tax year                                 End of tax year
-----------------------------------------------------------------------------------------------------------------------------------
                                                    |         a         |         b         |         c         |         d
                                                    -------------------------------------------------------------------------------
 1   Cash .......................................   |                   |         16,900    |                   |            593
                                                    -------------------------------------------------------------------------------
 2a  Trade notes and accounts receivable ........   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less allowance for bad debt ................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 3   Inventories ................................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 4   U.S. government obligations ................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 5   Tax-exempt securities (see instructions ....   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 6   Other current assets .......................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 7   Loans to shareholders ......................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 8   Mortgage and real estate loans .............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 9   Other investments ..........................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
10a  Buildings and other depreciable assets .....   |                   |                   |           5,550   |
                                                    -------------------------------------------------------------------------------
  b  Less accumalated depreciation ..............   |                   |                   |             412   |          5,138
                                                    -------------------------------------------------------------------------------
11a  Depletable assets ..........................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less accumulated depletion .................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
12   Land (net of any amortization ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
13a  Intangible assets (amoritzable only) .......   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less accumulated amortization ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
14   Other assets (attach sch.) .................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
15   Total assets ...............................   |                   |            16,900 |                   |          5,731
-----------------------------------------------------------------------------------------------------------------------------------
     Liabilities and Shareholder's Equity           |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
16   Accounts payable ...........................   |                   |                   |                   |            131
                                                    -------------------------------------------------------------------------------
17   Mortgages, notes, bonds payable in less than   |                   |                   |                   |
     1 year .....................................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
18   Other current liabilities     STMT 2 .......   |                   |            20,000 |                   |
                                                    -------------------------------------------------------------------------------
19   Loans from shareholders ....................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
20   Mortgages, notes, bonds payable in 1 year      |                   |                   |                   |
     or more ....................................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
21   Other liabilities (att. sch.) ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
22   Capital stock:  a Preferred stock ..........   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
                     b Common stock .............   |              900  |               900 |           3,450   |          3,450
                                                    -------------------------------------------------------------------------------
23   Additional paid-in capital .................   |                   |            44,100 |                   |        124,988
                                                    -------------------------------------------------------------------------------
24   Retained earnings-Appropriated .............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
25   Retained earnings-Unapprpriated ............   |                   |           -48,100 |                   |       -122,838
                                                    -------------------------------------------------------------------------------
26   Adjustments to S/H equity ..................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
27   Less costs of treasury stock ...............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
28   Total liabilities and shareholder's equity .   |                   |            16,900 |                   |          5,731
-----------------------------------------------------------------------------------------------------------------------------------
NOTE: The corporation is not required to complete Schedules M-1 and M-2 if the total assets on line 15, col. (d) of Schedule L are less than $25,000.
-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE M-1     RECONCILIATION OF INCOME (LOSS) PER BOOKS WITH INCOME PER RETURN (See page 20 of Instructions.) |
-----------------------------------------------------------------------------------------------------------------| ----------------
 1   Net income (loss) per books ................   |          -74,738  |  7 Income recorded on books this year  |
                                                    |-------------------|    not included on this return         |
 2   Federal income tax .........................   |                   |    (itemize):                          |
                                                    |-------------------|    Tax-exempt                          |
 3   Excess of capital losses over capital gains    |                   |    interest ......$ .................  |
                                                    |                   |                                        |
 4   Income subject to tax not recorded on books    |                   |    ..................................  |-----------------
     this year (itemize): .......................   |                   |                                        |
                                                    |                   |    ..................................  |-----------------
     ............................................   |                   |                                        |
                                                    |                   |  8 Deductions on this return not       |
 5   Expenses recorded on books this year not       |                   |    charged against book income this    |
     deducted on this return (itemize):             |                   |    year (itemize):...................  |
  a  Depreciation ....  $ .......................   |                   |                                        |
  b  Contributions ...  $ .......................   |                   |    a Depreciation ... $..............  |
  c  Travel and                                     |                   |    b Contributions                     |
     entertainment ...  $ ................. 800     |                   |      carryover        $..............  |
                                                    |                   |      ................................  |-----------------
     ............................................   |                   |      ................................  |-----------------
                                                    |                   |      ................................  |-----------------
     ............................................   |              800  |  9 Add lines 7 and 8.................  |-----------------
                                                    |                   |                                        |
 6   Add lines 1 through 5 ......................   |          -73,938  | 10 Income (line 28, page 1)-Line 6 less|
                                                                             line 9 ...........................  |       -73,938
-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE M-2    ANALYSIS OF UNAPPROPRIATED RETAINED EARNINGS PER BOOKS (LINE 25, SCHEDULE L)
-----------------------------------------------------------------------------------------------------------------------------------
 1   Balance at begining of year ................   |          -48,100  |  5 Distributions:   a  Cash .........
                                                    |-------------------|                                        ------------------
 2   Net income (loss) per books ................   |          -74,738  |                     b  Stock ........
                                                    |-------------------|                                        ------------------
 3   Other increases (itemize): .................   |                   |                     c  Property .....
                                                    |                   |                                        ------------------
     ............................................   |                   |  6 Other decreases (itemize): .......
                                                    |                   |                                        ------------------
     ............................................   |                   |  7 Add lines 5 and 6 ................
                                                    |                   |                                        ------------------
     ............................................   |                   |  8 Balance at end of year (lines 4
 4   Add lines 1, 2, and 3 ......................   |         -122,838  |    less line 7)......................         -122,838
                    |                                                                                            -------------------
-----------------------------------------------------------------------------------------------------------------------------------
DAA                                                                                                                 fORM 1120 (2000)


Form 4562                            Depreciation and Amoritization                            OMB No. 1545-0172
                                                                                               -----------------
Department of the Treasury        (Including Information on Listed Property)                         2000
Internal Revenue Service (99)  > See separate instructions > Attach this form to your return   Attachment
                                                                                               Sequence No. 67

Name(s) shown on return                                                         Identifying Number
K-1 BUILDERS, INC.                                                              87-0659918

Business or activity to which this form relates
REGULAR DEPRECIATION

Part I  Election to Expense Certain Tangible Property (Section 179)
        Note: If you have any "listed property," complete Part V before you complete Part I.

1    Maximum dollar limitation. If an enterprise zone business, see page 2 of the instructions ............. 1         $20,000
2    Total cost of section 179 propety placed in service. See page 2 of the instructions ................... 2
3    Threshold cost of section 179 property before reduction in limitation ................................. 3        $200,000
4    Reduction in limitation. Subtract line 3 from line 2. If zero or less, enter -0- ...................... 4
5    Dollar limitation for tax year. Subtract line 4 from line 1. If zero or less, enter -0-, If married filiing separately, see page 2 of the instructions..................................................... 5

                (a) Description of property             (b) Cost (business use only)    (c) Elected cost
6


7    Listed property. Enter amount from line 17 ................................... 7
8    Total elected cost of section 179 property. Add amounts in column (c), lines 6 and 7 .................. 8
9    Tentative deduction. Enter the samller of line 6 or line 8 ............................................ 9
10   Carryover of disallowed deduction from 1999. See page 3 of the instructions ........................... 10
11   Business income limitation. Enter the smaller of business income (not less than zero or line 5
                                                                                      (see instruction)..... 11
12   Section 179 expense deduction. Add lines 9 and 10, but do not enter more than line 11 ................. 12
13   Carryover of disallowed deduction to 2001. Add lines 9 and 10, less line 12 ..  13

Note: Do not use Part II or Part III below for listed property (automobiles, certain other vehicles, cellular telephones certain computers, or property used for entertainment, recreation, or amusement), instead, use Part V for listed property.

Part II  MACRS Depreciation for Assets Placed in Service Only During Your 2000 Tax Year (do not include listed property.)

                                         Section A-General Asset Account Election

14   If you are making the election under section 168(i)(4) to group any assets placed in service during the tax year into one or more general asset accounts, check this box.  See page 3 of the instructions.......................................... [ ]

                        Section B-General Depreciation System (GDS)(See page 3 of the instructions.)

     (a) Classification   (b) Month and     (c) Basis for depreciation  (d) Recovery  (e) Convention  (f) Method (g) Depreciation
         of property      year placed in    (business/investment use        period                                   deduction
                              service       only-see instructions)

15a  3-year property
  b  5-year property                                      550                5.0            HY              S/L             55
  c  7-year property                                    5,000                7.0            HY              S/L            357
  d  10-year property
  e  15-year property
  f  20-year property
  g  25-year property                                                       25 yrs.                         S/L
  h  Residential rental                                                    27.5 yrs.        MM              S/L
     property                                                              27.5 yrs.        MM              S/L
  I  Nonresidential real                                                    39 yrs.         MM              S/L
     propety                                                                                MM              S/L

                        Section C-Alternative Depreciation System (ADS)(See page 5 of the instructions.)

16a  Class life                                                                                             S/L
  b  12-year                                                                12 yrs.                         S/L
  c  40-year                                                                40 yrs.         MM              S/L

Part III  Other Depreciation (Do not include listed property.)(See page 5 of the instruction.)

17   GDS and ADS deductions for assets placed in service in tax years beginning before 2000 ................ 17
18   Property subject ot section 168(f)(1) election ........................................................ 18
19   ACRS and other depreciation ........................................................................... 19

Part IV  Summary (See page 6 of the instructions.)

20   Listed property. Enter amount from line 26 ............................................................ 20
21   Total. Add deductions from line 12, lines 15 and 16 in column (g), and lines 17 through 20. Enter
     here and on the appropriate lines of your return. Partnerships and S corporations-see instructions .... 21            412
22   For assets shown above and placed in service during the current year, enter the portion of the basis attributable to section 263A costs ............... 22

For paperwork Reduction Act Notice, see page 9 of the Instructions.                                           Form 4562 (2000)
DAA                                                                                     THERE ARE NO AMOUNTS FOR PAGE 2


38999 K-1 BUILDERS, INC
87-0659918                       Federal Statements
FYE:  8/31/2001


Statement 1 - Form 1120, Page 1, LIne 26 - Other Deductions
-----------------------------------------------------------

Description                             Amount
-----------                             ------
GENERAL & ADMINISTRATIVE                $ 56,827
INSURANCE                                    237
UTILITIES AND TELEPHONE                      503
VEHICLE EXPENSE                            3,933
LEGAL AND ACCOUNTING                       4,880
OFFICE SUPPLIES                              652
POSTAGE AND SUPPLIES                         224
50% OF MEALS & ENTERTAINMENT                 800
                                        --------
TOTAL                                   $ 68,056
                                        ========

38999 K-1 BUILDERS, INC
87-0659918                       Federal Statements
FYE:  8/31/2001


Statement 2 - Form 1120, Page 4, Schedule L., Line 18-Other Current Liabilities
-------------------------------------------------------------------------------

                                 Beginning         End
Description                      of Year           of Year
-----------                      -------           -------
SHAREHOLDER ADVANCES             $ 20,000          $
                                 --------          -------
   TOTAL                         $ 20,000          $     0
                                 ========          =======

38999 K-1 BUILDERS, INC
87-0659918                         Federal Asset Report
FYE: 8/31/2001  QTR: 8/31/2001     Regular Depreciation


                        Date                    Bus
Asset   Description     In Service      Cost    %       179   Basis  Per  Conv      Meth   Prior      Current
-----   -----------     ----------      ----    -       ---  ------  ---  ----      ----  ------      -------

5-year GDS Property
-------------------
2 COUCH                 5/29/01         550                    550    5    HY       S/L        0          55
                                      -----                  -----                         -----       -----
                                        550                    550                             0          55
                                      =====                  =====                         =====       =====
7-year GDS Property
-------------------
1 COPY MACHINE          1/22/01       5,000                  5,000    7    HY       S/L        0         357
                                      -----                  -----                         -----       -----
                                      5,000                  5,000                             0         357
                                      =====                  =====                         =====       =====

        Grand Totals                  5,550                  5,550                             0         412
        Less: Dispositions                0                      0                             0           0
                                      -----                  -----                         -----       -----
        Net Grand Totals              5,550                  5,550                             0         412
                                      =====                  =====                         =====       =====

38999 K-1 BUILDERS, INC
87-0659918                      Federal Statements
FYE: 8/31/2001


                        Schedule L - Additional Paid-in Capital

                                Beginning          End
Description                     of Year            of Year
-----------                     -------            -------
                                $ 44,100           $
ADDITIONAL PAID-IN CAPITAL                           124,988
                                --------           ---------
TOTAL                           $ 44,100           $ 124,988
                                ========           =========

                             |                                                                                |  OMB No. 1545-0123
                             |                                                                                |---------------------
Form 1120                    |                U. S. Corporation Income Tax Return                             |
                             |  For calendar year 1999 or tax year beginning  9/01, 1999, ending 8/31, 2000   |
                             |                                                ----------         ----------   |       1999
Department of the Treasury   |   Instructions are separate, See page 1 for paperwork Reduction Act Notice.    |
Internal Revenue Service     |                                                                                |
------------------------------------------------------------------------------------------------------------------------------------
A  Check if a:               |Use         |                                            | B. Employer identification number
1  Consolidated return  [ ]  |IRS         |                                            |    87-0659918
   (attach Form 851)         |label.      | K-1 BUILDERS, INC.                         |------------------------------------------
2  Personal holding co. [ ]  |Other-      | 198 UNION BLVD., SUITE 200                 |C. Date incorporate
   (attach Sch. PH)          |wise,       | LAKEWOOD, CO 80228                         |     8/22/2000
3. Personal service corp.    |please      |                                            |------------------------------------------
   as defined in             |print       |                                            |D. Total assets (see page 6 of instructions)
   Temporary Regs.           |or type.    |                                            |
   sec. 1.441-4T-            |            |                                            |
   see instructions     [ ]  |            |                                            |
---------------------------------------------------------------------------------------|
E  Check applicable boxes: (1) [X] Initial return (2) [ ] Final return (3) [ ] Change  |
                                                                             of address| $                                 16,900
------------------------------------------------------------------------------------------------------------------------------------
      |  1a Gross receipts/sales    |      | b Less returns & allowances  |        |   c Balance  |1c|                          |
      |                                                                                           |  |--------------------------|---
      |  2  Cost of goods sold (Schedule A, line 8) ............................................  |2 |                          |
      |                                                                                           |  |--------------------------|---
      |  3  Gross profit. Subtract line 2 from line 1c .........................................  |3 |                          |
  I   |                                                                                           |  |--------------------------|---
  N   |  4  Dividends (Schedule C, line 19).....................................................  |4 |
  C   |                                                                                           |  |--------------------------|---
  O   |  5  Interest ...........................................................................  |5 |                          |
  M   |                                                                                           |  |--------------------------|---
  E   |  6  Gross rents.........................................................................  |6 |                          |
      |                                                                                           |  |--------------------------|---
      |  7  Gross royalties.....................................................................  |7 |                          |
      |                                                                                           |  |--------------------------|---
      |  8  Capital gain net income (attach Schedule D (Form 112)...............................  |8 |                          |
      |                                                                                           |  |--------------------------|---
      |  9  Net gain or (loss) from Form 4797, Part II line 18 (attach Form 4797)...............  |9 |                          |
      |                                                                                           |  |--------------------------|---
      | 10  Other income (see page 7 of instructions - attach schedule )........................  |10|                          |
      |                                                                                           |  |--------------------------|---
      | 11  Total income. Add lines 3 through 10................................................  |11|                        0 |
------|-------------------------------------------------------------------------------------------|--|--------------------------|---
      | 12  Compensation of officers (Schedule E, line 4).......................................  |12|                          |
      |                                                                                           |  |--------------------------|---
 D    | 13  Salaries and wages (less employment credits)........................................  |13|                          |
 E    |                                                                                           |  |--------------------------|---
 D    | 14  Repairs and maintenance.............................................................  |14|                          |
 U    |                                                                                           |  |--------------------------|---
 C    | 15  Bad debts...........................................................................  |15|                          |
 T    |                                                                                           |  |--------------------------|---
 I    | 16  Rents...............................................................................  |16|                          |
 O    |                                                                                           |  |--------------------------|---
 N    | 17  Taxes and licenses..................................................................  |17|                          |
 S    |                                                                                           |  |--------------------------|---
      | 18  Interest............................................................................  |18|                          |
      |                                                                                           |  |--------------------------|---
      | 19  Charitable contributions (see page 9 of instructions for 10% limitation.............  |19|                          |
      |                                                                                           |  |--------------------------|---
      | 20  Depreciation (attach Form 4562)..................                  |20 |         |    |  |                          |
      |                                                                        |-------------|--  |  |                          |
      | 21  Less depreciation claimed on Schedule A and elsewhere on return    |21a|         |   |21b|                          |
                                                                               |-------------|--  |  |--------------------------|---
      | 22  Depletion...........................................................................  |22|                          |
      |                                                                                           |  |--------------------------|---
      | 23  Advertising.........................................................................  |23|                          |
      |                                                                                           |  |--------------------------|---
      | 24  Pension, profit-sharing, etc. plans.................................................  |24|                          |
      |                                                                                           |  |--------------------------|---
      | 25  Employee benefit programs...........................................................  |25|                          |
      |                                                                                           |  |--------------------------|---
      | 26  Other deductions (attached schedule).......................See Statement 1..........  |26|                   48,100 |
      |                                                                                           |  |--------------------------|---
      | 27  Total deductions. Add lines 12 through 26...........................................  |27|                   48,100 |
      |                                                                                           |  |--------------------------|---
      | 28  Taxable income before net operating loss deduction and special deductions...........  |28|                  -48,100 |
      |                                            Subtract line 27 from line 11                  |  |--------------------------|---
      | 29  Less: a Net operating loss (NOL) deduction (see page 11 of instru) |29a|         |    |  |                          |
      |                                                                        |-------------|----|  |                          |
      |           b Special deductions (Schedule C, line 20).................. |29b|         |   |29c|                          |
------|------------------------------------------------------------------------|-------------|----|  |--------------------------|---
      | 30  Taxable income. Subtract line 29c from line 28....................................... |30|                  -48,100 |
 T    |                                                                                           |  |--------------------------|---
 A    | 31  Total tax (Schedule J, line 12).....................................................  |31|                        0 |
 X    |                                                                                           |  |--------------------------|---
      | 32  Payments:                                                                                |
 A    |                                                                                              |
 N    |  a  1998 overpayment credited to 1999..|32a|             |  |                                |
 D    |                                        |---------------------                                |
      |  b  1999 estimated tax payments....... |32b|             |  |                                |
 P    |                                        |---------------------                                |
 A    |  c  1999 estimated tax payments....... |32c|             |  |d Bal |32d|           0|        |
 Y    |                                        |---------------------      |---|------------|---     |
 M    |  e  Tax deposited with Form 7004.................................  |32e|            |        |
 E    |                                                                    |----------------|---     |
 N    |  f  Credit for tax paid on undistributed capital gains (attach...  |32f|            |        |
 T    |                                                         Form 2439) |----------------|---     |
 S    |  g  Credit for Federal tax on fuels (attach Form 4136 (see Instr)  |32g|            |    |32h|                        0 |
      |                                                                    |----------------|--- |---|--------------------------|---
      | 33  Estimated tax penalty (see page 12 of Instructions). Check if Form 2220 is attached[ ] 33|                          |
      |                                                                                          |---|--------------------------|---
      | 34  Tax due. If line 32h is smaller than the total of lines 31 and 33, enter amount owed | 34|                        0 |
      |                                                                                          |---|--------------------------|---
      | 35  Overpayment. If line 32h is larger than the total of lines 31 and 33, enter amount   | 35|                          |
      |                                                                           overpaid       |---|--------------------------|---
      | 36  Enter amount of line 35 you want:  Credited to 2000 estimated tax       |  Refunded  | 36|                          |
--------|---------------------------------------------------------------------------------------------------------------------------
        | Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and
        | statements, and to the best of my knowledge and belief, it is true, correct and complete.  Declaration of preparer
        | (other than taxpayer) is based on all information of which preparer has an knowledge.
Sign    |
Here    | Signature
        | of officer  /s/ John Chris Kirch                        Date 10/30/01   Title  Pres.
--------|---------------------------------------------------------------------------------------------------------------------------
Paid    | Preparer's                                           |  Date       |Check if self-        |Preparer's SSN or PTIN
Pre-    | Signature   /s/ Barry LoveLace                       |  10/30/01   |employed   [ ]        |  P00143604
parer's |------------------------------------------------------|-------------|----------------------|-------------------------------
Use     |                                                                            | EIN   87-0328572
Only    |Firm's name (or                 Robison, Hill & Co.                         |----------------------------------------------
        |yours, if self-employed         1366 E. Murray-Holladay Rd.                 |
        |and address                     Salt Lake City, UT                          |ZIP code 84117
------------------------------------------------------------------------------------------------------------------------------------


Form 1120 (1999)    K-1 BUILDERS, INC.         87-0659918                                                                     Page 2
------------------------------------------------------------------------------------------------------------------------------------
Schedule A  |  Cost of Goods Sold (See page 12 of insturctions.)
------------------------------------------------------------------------------------------------------------------------------------
 1       Inventory at beginning of year.......................................................    | 1|                          |
                                                                                                  |  |--------------------------|---
 2       Purchases............................................................................    | 2|                          |
                                                                                                  |  |--------------------------|---
 3       Cost of labor........................................................................    | 3|                          |
                                                                                                  |  |--------------------------|---
 4       Additional section 263A costs (attach schedule)......................................    | 4|                          |
                                                                                                  |  |--------------------------|---
 5       Other costs (attach schedule)........................................................    | 5|                          |
                                                                                                  |  |--------------------------|---
 6       Total.  Add lines 1 through 5........................................................    | 6|                          |
                                                                                                  |  |--------------------------|---
 7       Inventory at end of year.............................................................    | 7|                          |
                                                                                                  |  |--------------------------|---
 8       Cost of goods sold.  Subtract line 7 from line 6. Enter here and on line 2, page 1...    | 8|                          |
                                                                                                  |  |--------------------------|---
 9a      Check all methods used for valuing closing inventory:

         (i)   [ ]  Cost as described in Regulations section 1.471-3
         (ii)  [ ]  Lower of cost or market as described in Regulations section 1.471-4
         (iii) [ ]  Other (Specify method used and attached explanation.)
                                                                         -----------------------------------------------------------
  b      Check if there was a writedown of subnormal goods as described in Regulations section 1.471-2(c).....................[ ]

  c      Check if the LIFO inventory method was adopted this tax year for any goods (if checked, attach Form 970).............[ ]

  d      If the LIFO inventory method was used for this tax year, enter percentage (or
         amounts) of closing inventory computed under LIFO....................................... |9d|                          |
                                                                                                     |--------------------------|---
  e      If property is produced or acquired for resale, do the rules of section 263A apply to the corporation.. [ ] Yes     [ ] No

  f      Was there any change in determining quantities, cost or valuations between opening and
         and closing inventory?  If "Yes," attach explanation................................................... [ ] Yes     [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Schedule C     Dividends and Special Deductions (see page 13 of instructions.        | (a) Dividends  |      |(c) Special deductions
                                                                                     |   received     | (b)% |      (a) x (b)
--------------------------------------------------------------------------------     |----------------|------|----------------------
 1  Dividends from less-than-20%_owned domestic corporations that are subject to     |                |      |
    the 70% deduction (other than debt-financed stock).............................. |                |  70  |
                                                                                     |----------------|------|----------------------
 2  Dividends from 20%-or-more-owned domestic corporations that are subject          |                |      |
    to the 80% deduction (other than debt-financed stock)........................... |                |  80  |
                                                                                     |----------------|------|----------------------
 3  Dividends on debt-financed stock of domestic and foreign corporations            |                | see  |
    (section 246A).................................................................. |                |Instr.|
                                                                                     |----------------|------|----------------------
 4  Dividends on certain preferred stock of less-than-20%_owned public utilities.... |                |  42  |
                                                                                     |----------------|------|----------------------
 5  Dividends on certain preferred stock of less-than-20%_owned public utilities.... |                |  48  |
                                                                                     |----------------|------|----------------------
 6  Dividends from less-than-20%-owned foreign corporations and certain              |                |      |
    FSCs that are subject to the 70% deduction...................................... |                |  70  |
                                                                                     |----------------|------|----------------------
 7  Dividends from less-than-20%-owned foreign corporations and certain              |                |      |
    FSCs that are subject to the 80% deduction...................................... |                |  80  |
                                                                                     |----------------|------|----------------------
 8  Dividends from wholly owned foreign subsidiaries subject to the 100%             |                |      |
    deduction (section 245(b)....................................................... |                | 100  |
                                                                                     |----------------|------|----------------------
 9  Total. Add lines 1 through 8.  See page 14 of instructions for limitation....... |                |      |
                                                                                     |----------------|------|----------------------
10  Dividends from domestic corporations received by a small business investment     |                |      |
    company operating under the Small Business Investment Act of 1958............... |                | 100  |
                                                                                     |----------------|------|----------------------
11  Dividends from certain FSCs that are subject to the 100% deduction               |                |      |
    (section 245(c)(1))............................................................. |                | 100  |
                                                                                     |----------------|------|----------------------
12  Dividends from affiliated group members subject to the 100% deduction            |                |      |
    (section 243(a)(3).............................................................. |                | 100  |
                                                                                     |----------------|------|----------------------
13  Other dividends from foreign corporations not included on lines 3, 6,            |                |
    7, 8, or 11..................................................................... |                |
                                                                                     |----------------|-----------------------------
14  Income from controlled foreign corporations under subpart F                      |                |
    (attach Form(s) 5471)........................................................... |                |
                                                                                     |----------------|
15  Foreign dividend gross-up (section 78)...................................        |                |
                                                                                     |----------------|
16  IC-DISC and former DISC dividends not included on lines 1, 2, or 3               |                |
    (section 246(d)................................................................. |                |
                                                                                     |----------------|
17  Other dividends................................................................. |                |
                                                                                     |----------------|
18  Deduction for dividends paid on certain preferred stock of public utilities..... |                |
                                                                                     |                |-----------------------------
19  Total dividends.  Add lines 1 through 17. Enter here and on line 4, page 1...... |                |
                                                                                     |----------------|-----------------------------
20  Total special deductions. Add lines 9, 10, 11, 12, and 18. Enter here and       |                |
    on line 29b, page 1.............................................................................  |-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
Schedule E     Compensation of Officers (See instructions for line 12, page 1.)
               Note: Complete Schedule E only if total receipts (line 1a plus lines 4 through 10 on page 1, Form 1120) are
               $500,000 or more.
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (c) Percent    Percent of corporation
                                                                       of time            stock owned
                                                                      devoted to   --------------------------- (f) Amount of
  (a) Name of Officer                 (b)Social security number        business     (d) Common    (e)Preferred    compensation
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
                                     |                              |           % |           % |            %|
-------------------------------------|------------------------------|-------------|-------------|-------------|---------------------
  2   Total compensation of officers..........................................................................|
                                                                                                              |---------------------
  3   Compensation of officers claimed on Schedule A and elsewhere on return..................................|
                                                                                                              |---------------------
  4   Subtract line 3 from line 2. Enter the result here and on line 12, page 1...............................|
--------------------------------------------------------------------------------------------------------------|---------------------


Form 1120 (1999)   K-1 BUILDERS, INC.                    87-0659918                                                           PAGE 3
----------------------------------------------------------------------------------------------------------------------------------
 SCHEDULE J           TAX COMPUTATION (SEE PAGE 17 OF INSTRUCTIONS.)
----------------------------------------------------------------------------------------------------------------------------------
 1    Check if the corporation is a member of a controlled group (see sections 1561 and 1563 ................. o [ ]   |   |
      IMPORTANT: Members of a controlled group, see instructions on page 15.                                           |   |
 2a   If the box on line 1 is checked, enter the corporation's share of the $50,000, $25,000, and $9,925,000 taxable   |   |
      income brackets (in that order):                                                                                 |   |
      (1)  |                |               (2)    |                    |                (3)|$                         |   |
            ----------------                        --------------------                    ---------------------------
  b   Enter the corporation's share of:   (1) Additional 5% tax (not more than $11,750)     |$                         |   |
                                                                                            ---------------------------
                                          (2) Additional 3% tax (not more than $100,000)    |$                         |   |
                                                                                            ---------------------------
 3    Income tax. Check if a qualified personal service corporation under section 448(d)(2) (SEE PAGE 15) ....   [ ]   | 3 |      0
                                                                                                                       -------------
 4a   Foreign tax credit (attach Form 1118) ............................................. | 4a|
                                                                                          -----------------------------|   |
  b   Possessions tax credit (attach Form 5735 .......................................... | 4b|
                                                                                          -----------------------------|   |
  c   Check: [ ] Nonconventional source fuel credit   [ ] QEV credit (att. Form 8834) ... | 4c|
                                                                                          -----------------------------|   |
  d   General business credit. Enter here and check which forms are att.:     [  ]  3800  |   |
      [  ]  3468  [  ]  5884  [  ]  6478  [  ]  6765  [  ]  8586  [  ]  8830  [  ]  8826  |   |
      [  ]  8835  [  ]  8844  [  ]  8845  [  ]  8846  [  ]  8820  [  ]  8847  [  ]  8861  | 4d|
                                                                                          -----------------------------|   |
  e   Credit for prior year minimum tax (attach Form 8827) .............................. | 4e|
                                                                                          -----------------------------|   |
  f   Qualified zone academy bond credit (attach Form 8860) ............................. | 4f|
                                                                                          -----------------------------|   |
 5    Total credits. Add lines 4a through 4f ..........................................................................| 5 |
                                                                                                                       -------------
 6    Subtract line 5 from line 3 .....................................................................................| 6 |
                                                                                                                       -------------
 7    Personal holding company tax (attach Schedule PH (Form 1120)) ...................................................| 7 |
                                                                                                                      --------------
 8    Recapture taxes. Check if from      [  ]Form 4255        [  ] Form 8611 .........................................| 8 |
                                                                                                                     --------------
 9    Alternative minimum tax (attach Form 4626).......................................................................| 9 |
                                                                                                                      --------------
10    Addlines 6 through 9.............................................................................................|10 |
                                                                                                                      --------------
11    Qualified zone academy bond credit (attach Form 8860)............................................................|11 |
                                                                                                                      --------------
12    Total tax. Subtract 11 from line 10. Enter here and on line 31, page 1 ..........................................| 9 |
                                                                                                                      --------------
----------------------------------------------------------------------------------------------------------------------------------
Schedule K   |    OTHER INFORMATION (SEE PAGE 19 INSTRUCTIONS.)
----------------------------------------------------------------------------------------------------------------------------------
1  Check method of accounting:  a [ ] Cash                   |Yes|No |    If "Yes," file Form 5452, Corporate Report of    |Yes|No |
   b [X] Accrual                                             --------|    Nondivident Distritutions.                       --------|
   c [ ] Other (specify)  o .................................|   |   |    If this is a consolidated return, answer here    |   |   |
2  See page 19 of the instructions and enter the:            |   |   |    for the parent corporation and on Form 851,      |   |   |
 a Business activity code no.  o ............................|   |   |    Affiliations Schedule, for each subsidiary.      |   |   |
 b Business activity  o  Construction                        |   |   | 7  Was the corporation a U.S. shareholder of any    |   |   |
 c Product or service o  Construction Service                |   |   |    controlled foreign corporation? (See sections    |   |   |
3  At the end of the tax year, did the corporation own,      |   |   |    951 and 957.)................................... |   | X |
   directly or indirectly, 50% or more of the voting stock   |   |   |    If "Yes", attach Form 5471 for each corporation. |   |   |
   of a domestic corporation? (For rules of attribution,     |   |   |    Enter number of Forms 5471 attached ___________  |   |   |
   see 267(c)) ..............................................|   | X | 8  At anytime during the 1999 calendar year, did the
   If "Yes," attach a schedule showing: (a) name and         |-------|    corporation have an interest in or a signature   |   |   |
   employer identification number (EIN), (b) percentage      |   |   |    or other authority over a financial account      |   |   |
   owned, and (c) taxable income or (loss) before NOL and    |   |   |    (such as a bank account, securities account,     |   |   |
   special deductions of such corportion for the tax year    |   |   |    or other financial account) in a foreign country?|   | X |
   ending with or within your tax year.                      |   |   |    If "Yes" the corporation may have to file Form TD|   |   |
4  Is the corporation a subsidiary in an affiliated          |   |   |    F 90-22.1.                                       |   |   |
   group or a  parent-subsidiary controlled group? ..........|   | X |    If "Yes," enter name of foreign country_________ |   |   |
   If "Yes." enter name and EIN of the parent                |-------| 9  During the tax year, did the corporation receive |   |   |
   corporation   o ..........................................|   |   |    a distribution from, or was it the grantor of,   |   |   |
   ..........................................................|   |   |    or transferor to, a foreign trust?               |   | X |
5  At the end of the tax year, did any individual,           |   |   |    If yes, the corporation may have to file Form 3520---|---|
   partnership, corporation, estate, or trust own,           |   |   |10  At any time during the tax year, did one foreign |   |   |
   directly or indirectly, 50% or more of the                |   |   |    person own, directly or indirectly, at least     |   |   |
   corporation's voting stock? (For rules of attribution,    |   | X |    25% of:(a) the total voting power of all classes |   |   |
   see section 267(c).) .....................................|-------|    of stock of the corporation entitled to vote, or |   |   |
   If "Yes," attach a schedule showing name and              |   |   |    (b) the total value of all classes of stock of   |   | X |
   identifying ..............................................|   |   |    the corporation? If "Yes,"                       |---|---|
   number. (Do not include any information already           |   |   |  a Enter percentage owned _________________________ |   |   |
   entered in 4 above.)  o .. ...............................|   |   |  b Enter owner's country __________________________ |   |   |
6  During this tax year, did the corporation pay dividends   |   |   |  c The corporation may have to file Form 5472.      |   |   |
   (other than stock dividends and distributions in exchange |   |   |    Enter number of Forms 5472 attached ____________ |   |   |
   for stock) in excess of the corporation's current and     |   |   |11  Check this box if the corporation issued publicly|   |   |
   accumulated earning and profits? (See sections 301 and    |   |   |    offered debt instruments with original issue     |   |   |
   316.) ....................................................|   | X |    discount...................................[ ]   |   |   |
                                                             |-------|    If checked, the corporation may have to file     |-------|
                                                                          form 8281.
                                                                      12  Enter the amount of tax-exempt interest received
                                                                          or accrued during the tax year........___________|   |   |
                                                                      13  If there were 75 or fewer shareholders at the end of
                                                                          the tax year, enter the number        54
                                                                                                         ------------------
                                                                      14  If the corporation has an NOL for the tax year and
                                                                          is electing to forego the carryback period,
                                                                          check here.................................[ ]
                                                                      15  Enter the available NOL carryover from prior tax
                                                                          years (Do not reduce it by any deduction on line 29a)

------------------------------------------------------------------------------------------------------------------------------------


Form 1120 (1999) K-1 BUILDERS, INC.                    87-0659918                                                           Page 4
-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE L Balance Sheets per Books                       Beginning of tax year                                 End of tax year
-----------------------------------------------------------------------------------------------------------------------------------
                                                    |         a         |         b         |         c         |         d
                                                    -------------------------------------------------------------------------------
 1   Cash .......................................   |                   |                   |                   |          16,900
                                                    -------------------------------------------------------------------------------
 2a  Trade notes and accounts receivable ........   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less allowance for bad debt ................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 3   Inventories ................................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 4   U.S. government obligations ................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 5   Tax-exempt securities (see instructions)....   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 6   Other current assets .......................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 7   Loans to shareholders ......................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 8   Mortgage and real estate loans .............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
 9   Other investments ..........................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
10a  Buildings and other dpreciable assets ......   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less accumalated depreciation ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
11a  Depletable assets ..........................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less accumulated depreciation ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
12   Land (net of any amortization ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
13a  Intangible assets (amoritzable only) .......   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
  b  Less accumulated amortization ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
14   Other assets (attach sch.) .................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
15   Total assets ...............................   |                   |                0  |                   |       16,900
-----------------------------------------------------------------------------------------------------------------------------------
     Liabilities and Shareholder's Equity           |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
16   Accounts payable ...........................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
17   Mortgages, notes, bonds payable in less than   |                   |                   |                   |
     1 year .....................................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
18   Other current liabilities See St. 2.........   |                   |                   |                   |       20,000
                                                    -------------------------------------------------------------------------------
19   Loans from shareholders ....................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
20   Mortgages, notes, bonds payable in 1 year      |                   |                   |                   |
     or more ....................................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
21   Other liabilities (att. sch.) ..............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
22   Capital stock:  a Preferred stock ..........   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
                     b Common stock .............   |                   |                   |           900     |         900
                                                    -------------------------------------------------------------------------------
23   Additional paid-in capital .................   |                   |                   |                   |      44,100
                                                    -------------------------------------------------------------------------------
24   Retained earnings-Appropriated .............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
25   Retained earnings-Unapprpriated ............   |                   |                   |                   |     -48,100
                                                    -------------------------------------------------------------------------------
26   Adjustments to S/H equity ..................   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
27   Less costs of treasury stock ...............   |                   |                   |                   |
                                                    -------------------------------------------------------------------------------
28   Total liabilities and shareholder's equity .   |                   |                0  |                   |      16,900
-----------------------------------------------------------------------------------------------------------------------------------
NOTE: The corporation is not required to complete Schedules M-1 and M-2 if the total assets on line 15, col. (d) of Schedule L are less than $25,000.
-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE M-1     RECONSCILIATION OF INCOME (LOSS) PER BOOKS WITH INCOME PER RETURN (See page 20 of Instructions.)
-----------------------------------------------------------------------------------------------------------------------------------
1    Netincome (loss) per books..................   |        -48,100    |7 Income recorded on books this year   |
                                                    -----------------------not included on this return          -------------------
                                                                           itemize
2    Federal income tax                             |                   |                                       |
                                                    |                   |a tax exempt interest________________  |
                                                    ---------------------                                       -------------------
3    Excess of capital losses over capital gains... |                   |   ________________________________    |
                                                    ----------------------
4.   Income subject to tax not recorded on books                            ________________________________
     this year
     Itemize)___________________________________                         8  Deduction on this return not charged
                                                                            against book income this year (itemize):
     ___________________________________________
                                                                         a  Depreciation....$_____________
5    Expenses recorded on books this year not
     deducted on this return (itemize):                                  b  Contrib carryfover $__________________

     a  Depreciation............$ _____________                             _____________________________________
     b  Contributions carryover $______________
     c Travel and entertainment $______________                             ____________________________________

6   Add lines 1 through 5 .................        |         -48,100  |  9  Add lines 7 and 8 ................  |               0
                                                                                                                  ---------------
                                                                        10  Income (line 28, pg. 1) - line 6
                                                                                              less line 9                -48,100
------------------------------------------------------------------------------------------------------------------------------------
Schedule M-2  Analysis of Unappropriated Retained Earnings per Books (Line 25, Schedule L)
------------------------------------------------------------------------------------------------------------------------------------
1   Balance at beginning of year  ............    |                   |  5  Distributions:  a  Cash ...........
                                                    -------------------------------------------------------------------------------
2   Net income (loss) per books.................  |       -48,100     |                     b  Stock..........
                                                    -------------------------------------------------------------------------------
3   Other increase (itemize): ___________________                                           c  Property
                                                    -------------------------------------------------------------------------------
    _____________________________________________                        6  Other decreases (itemize): _________
                                                    -------------------------------------------------------------------------------
4   Add lines 1, 2, and 3 ......................          -48,100        7  Add lines 5 and 6 ..................
                                                    -------------------------------------------------------------------------------
                                                                         8  Balance at end of year (line 4 less line 7)   -48,100
                                                    -------------------------------------------------------------------------------

1999                     Federal Statements                      Page 1
--------------------------------------------------------------------------------
Client 38999              K-1 BUILDERS, INC                   87-0659918
--------------------------------------------------------------------------------
10/17/01                                                            04:30 pm

        Statement 1
        Form 1120, Line 26
        Other Deductions

        General & Administrative ............................... $ 48,100
                                                                 --------
                                                      Total      $ 48,100
                                                                 ========

--------------------------------------------------------------------------------

        Statement 2
        Form 1120, Schedule L, Line 18
        Other Current Liabilities

                                                    Beginning     Ending
                                                    ---------    --------
        Shareholder Adavaces                        $       0    $ 20,000
                                                    ---------    --------
                                         Total      $       0    $ 20,000
                                                    =========    ========

                                  SCHEDULE 3.13

                               NexGen Vision, Inc.

                               NexGen Subsidiaries



FB Optical Mfg., Inc., a Florida corporation

CobraVision, Inc., a Georgia corporation

                                SCHEDULE 3.14(a)

                               NexGen Vision, Inc.

                         NexGen Organizational Documents


                          CERTIFICATE OF INCORPORATION
                               Nexgen Vision, Inc.


FIRST:   The name of this Delaware corporation is:

         Nexgen Vision, Inc.

SECOND:  The name and address of the Corporation's Registered Agent is:
         Corporate Creations Network Inc.
         2530 Channin Drive
         Wilminton DE 19810
         New Castle County

THIRD: The purpose of the Corporation is to conduct or promote any lawful business or purposes.

FOURTH: The Corporation shall have the authority to issue 50,000,000 shares of common stock, par value $.001 per share.

FIFTH: The directors shall be protected from personal liability to the fullest extent permitted by law.

SIXTH:   The name and address of the incorporator is:
         Corporate Creations International Inc.
         941 Fourth Street #200
         Miami Beach FL 33139

SEVENTH: This Certificate of Incorporation shall become effective on October 18,
         2001


/s/
--------------------------------------
CORPORATE CREATIONS INTERNATIONAL INC.
Randy A. Fernandez Vice President

                                     BYLAWS

                                       OF

                               NEXGEN VISION, INC.


                                  As Adopted on

                                October 20, 2001



                       Article I. Meeting of Stockholders
                       ----------------------------------

         Section 1. Annual Meeting. The annual meeting of the stockholders of this Corporation shall be held at the time and place designated by the Board of Directors of the Corporation. Business transacted at the annual meeting shall include the election of directors of the Corporation.

         Section 2. Special Meetings. Special meetings of the stockholders shall be held when directed by the Board of Directors, or when requested in writing by the holders of not less than 10 percent of all the shares entitled to vote at the meeting.

         Section 3. Place. Meetings of stockholders may be held within or without the State of Delaware.

         Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage there on prepaid. The provisions of Section 229 of the Delaware General Corporation Law (the "DGCL") as to waiver of notice are applicable.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each stockholder of record on the new record date entitled to vote at such meeting.

Section 6. Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 60 days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the day preceding the day on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 7. Stockholder Quorum and Voting. A majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of those shares present at the meeting in person or by proxy of each class or series of voting stock and entitled to vote on the subject matter shall be the act of the stockholders unless otherwise provided however that the directors of the Corporation shall be elected by a plurality of such shares.

After a quorum has been established at a stockholders' meeting, the subsequent withdrawal of stockholders, so as to reduce the number of stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 8. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Treasury shares, shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A stockholder may vote either in person or by proxy executed in writing by the stockholder or his duly authorized attorney-in-fact.

At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate stockholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate stockholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate stockholder. In the absence of any such designation, or in case of conflicting designation by the corporate stockholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate stockholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 9. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting of a stockholders' duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the stockholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

         If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10. Action by Stockholders without a Meeting. Any action required by law, these bylaws, or the certificate of incorporation of this Corporation to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

Promptly after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the Act, as amended.

                              Article II. Directors

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or stockholders of this Corporation.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

         In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

               (a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

               (b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence, or

               (c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

         A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

         A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

         Section 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

         Section 6. Number. This Corporation shall have no less than one nor greater than nine directors. The number of directors may be established from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

         Section 7. Election and Term. Each person named in the certificate of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         At the first annual meeting of stockholders and at each annual meeting thereafter the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

         Section 9. Removal of Directors. At a meeting of the stockholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

         Section 10. Quorum and Voting. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 11. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

         (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

         (b) The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

         (c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice on the second Tuesday of September of each year. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, first class mail, facsimile transmission, or telegram at least two days before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the president of the Corporation or by any director.

Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

Section 15. Committees. The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee, finance committee and a litigation committee.

                              Article III. Officers

Section 1. Officers. The officers of this Corporation shall consist of a chairman, a president, one or more vice presidents, secretary, and treasurer, and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Corporation.

Section 2. Duties. The officers of this Corporation shall have the following duties and such other duties as delegated by the president.

The chairman shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the stockholders and the Board of Directors.

The president shall be the chief operating officer of the Corporation, and shall perform such duties as may be prescribed by the Board of Directors or the chairman and shall act whenever the chairman shall be unavailable.

The vice president(s) shall perform such duties as may be prescribed by the Board of Directors or the chairman and shall act whenever the president shall be unavailable.

The secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the Board of Directors or the chairman, and shall perform such other duties as may be prescribed by the Board of Directors.

The Treasurer shall be the chief financial and accounting officer. He shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. He shall be the legal custodian of all monies, notes, securities and other valuables that may from timte to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation and shall perform such other duties as the bylaws provide or the Board of Directors may prescribe.

Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

Any officer or agent elected by the stockholders may be removed only by vote of the stockholders, unless the stockholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the stockholders.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

                         Article IV. Stock Certificates

Section 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this Corporation shall be signed by the president or vice president and the secretary or an assistant secretary or treasurer or assistant treasurer and may be sealed with the seal of this Corporation or a facsimile thereof. The signature of the president or vice president and the secretary or assistant secretary or treasurer or assistant treasurer may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face: the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3. Transfer of Stock. Except as provided in Section 4 of this Article, the Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the "Act"), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Act.

Section 5. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.



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


                          Article V. Books and Records

Section 1. Books and Records. This Corporation shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Section 2. Stockholder's Inspection Rights. Any person who shall have been a holder of record of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of stockholders and to make extracts therefrom.

Section 3. Financial Information. Not later than three months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

Upon the written request of any stockholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such stockholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any stockholder or holder of voting trust certificates, in person or by agent.

                              Article VI. Dividends

The Board of Directors of this Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

               a. Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the stockholders receiving the same concurrently with the distribution.

               b. Dividends may be declared and paid in the Corporation's own treasury shares.

               c. Dividends may be declared and paid in the Corporation's own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

                 (1) If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

                 (2) If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the stockholders receiving such dividend concurrently with the payment thereof.

               d. No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

                  e. A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

                           Article VII. Corporate Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:


                             Article VIII. Amendment

These bylaws may be repealed or amended, and new bylaws maybe adopted, by the Board of Directors.

I certify that these are the Bylaws adopted by the Board of Directors of the Corporation on the 20th day of October, 2001


                                           By: /s/
                                               -----------------------------
                                               LaJan T. Lafferty, Secretary



                                           [Corporate Seal]

                                SCHEDULE 3.14(b)

                               NexGen Vision, Inc.

                     NexGen Resolution of Board of Directors
                     ---------------------------------------



                            CERTIFICATE OF SECRETARY
                                       OF
                               NEXGEN VISION, INC.


         The undersigned does hereby certify that she is the duly elected and acting Secretary of NexGen Vision, Inc., a Delaware corporation (the "Company"), and that

1. The Certificate of Incorporation of the Company dated October 18, 2001 has not been otherwise been revoked, amended, or modified in any manner whatsoever, and a correct, and complete copy is attached as Exhibit A.

2. The By-laws of the Company have not been revoked, amended or modified in any way and continue in full force and effect as of this date and a true, correct, and complete copy is attached as Exhibit B.

3. The resolutions duly adopted by unanimous written consent of the board of directors of the Company on April 2, 2002 authorizing, among other things, the Company's execution and delivery of that certain Agreement and Plan of Reorganization by and between the Company, it stockholders and K-1 Builders, Inc., a Nevada corporation, dated the date hereof (the "Agreement") which provided for, among other things, a change of name of the Company to "NexGen Merger, Inc." and share exchange with K-1 Builder's, Inc., has not been revoked, amended, or modified in any way and continue in full force and effect as of this date and a true, correct, and complete copy is attached as Exhibit C.

4. The persons listed below were as of the date hereof, and have been at all times since that date up to and including the date hereof, duly elected, qualified, and acting officers of the Company holding the offices set forth opposite their names below, and that their genuine signatures are reflected opposite his name:



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



         Name                    Office                     Signature

         Gary T. Lafferty        Chief Executive Officer    /s/
                                 and Treasurer              --------------------


         Hermann Burckhardt      President                 /s/
                                                           ---------------------

         Jan Lafferty            Secretary                /s/
                                                          ----------------------


IN WITNESS WHEREOF, the undersigned has executed this Certificate as of April 2, 2002.

                                            NEXGEN VISION, INC.


                                            By:
                                               ---------------------------------
                                                 Jan Lafferty, Secretary

                                    EXHIBIT A



Reference is made to Schedule 3.14(a) to the Agreement and Plan of Reorganization.

                                    EXHIBIT B


Reference is made to Schedule 3.14(a) to the Agreement and Plan of Reorganization.

                                    EXHIBIT C

                                 Written Consent

                               of the DirectorS of

                               Nexgen Vision, Inc.


         The undersigned, being all of the directors of Nexgen Vision, Inc. (the "Company"), a Delaware corporation, hereby consents to the following action in lieu of holding a meeting pursuant to the terms of Section 141(f) of the Delaware General Corporation Law:

         WHEREAS, the board of directors proposed and recommended to the stockholders of the Company, and the stockholders so approved, the Company's execution and delivery of that certain Agreement and Plan of Reorganization by and among the Company, its stockholders and K-1 Builders, Inc., a Nevada corporation, dated April 2, 2002 (the "Agreement"), which provides for, among other things (i) a change of the name of the Company to "NexGen Merger, Inc.",
(ii) the exchange of Company class A common stock for shares of class B common stock of K-1 in the manner set forth in the Agreement, (iii) the subsequent recapitalization and reorganization of K-1 with and into a new Delaware company to be called NexGen Vision, Inc., and (iv) following the consummation of the foregoing actions, dissolution of the Company pursuant to and conditioned upon the terms set forth in the Agreement, therefore, be it hereby


         RESOLVED, that the proper officers of the Company are hereby authorized to file with the Delaware Secretary of State, an amendment to the Company's Certificate of Incorporation to change the name of the Company to "NexGen Merger, Inc." It is further

         RESOLVED that the proper officers of the Company be and they hereby are authorized to take such actions and to do any and all things, and as they shall




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


         deem necessary or advisable to effectuate the foregoing resolution, and to effectuate the share exchange between K-1 and the Company as contemplated in the Agreement, and to the subsequent dissolution of the Company subject to the terms and conditions of the Agreement and be it further

         RESOLVED, this Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this consent may be by actual or facsimile signature.

DATED:   April 2, 2002

                                                    ---------------------------
                                                    Gary T. Lafferty, Director


                                                    ---------------------------
                                                    Hermann Burckhardt, Director


                                                    ---------------------------
                                                    Alberto Burckhardt, Director

                                    AMENDMENT

                                       TO

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AMENDMENT, dated as of April 11, 2002, is by and between K-1 Builders, Inc., a Nevada corporation ("K-1"), John Chris Kirch ("Kirch"), and NexGen Merger, Inc., a Delaware corporation formerly known as NexGen Vision, Inc. ("NexGen "), and hereby amends that certain Agreement and Plan of Reorganization dated April 10, 2002 by and between K-1, Kirch, and NexGen and the NexGen Stockholders (as defined therein) (the "Plan"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such term in the Plan.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged and agreed, the parties hereby agree to amend the Plan as follows:

         1. Section 1.06 to the Plan entitled Directors and Officers of Successor to K-1 shall be deleted in its entirety and the following shall be inserted in its stead:


                  "1.06 Directors and Officers of Successor to K-1. Upon transfer of the NexGen Shares:

                  (i) the current board of directors and officers of K-1 shall immediately resign;

                  (ii) Kirch shall immediately resign as a director of NexGen Vision, Inc. ("Vision"), the successor of K-1, without the requirement of notice, and shall deliver such resignation in a form satisfactory to NexGen;

                  (iii) Hermann Burckhardt and Alberto Burckhardt shall immediately be nominated and appointed to the board of directors of Vision . In addition, the officers of Vision shall be as follows: Gary
         T. Lafferty, Chief Executive Officer; Hermann Burckhardt, President, Alberto Burckhardt, Vice President and Jan Lafferty, Secretary."


         2. Section 1.10 (viii) shall be deleted in its entirety.
            -------------------

         3. Section 4.06 shall be deleted in its entirety and the following shall be inserted in its stead:

                  Section 4.06 Compliance with Section 1.06. Upon the transfer of the NexGen Shares (i) K-1 shall deliver the resignations of the board of directors and officers of K-1, and Kirch shall resign from the board of directors of Vision pursuant to Section 1.06(ii), (ii) the directors of Vision shall be Lafferty, and Messrs. Hermann Burckhardt and Alberto Burckhardt pursuant to Section 1.06(iii); and (iv) the officers of Vision shall have been nominated and appointed pursuant to
         Section 1.06(iii).

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

         4. Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Utah.

         5. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to K-1. to:                              If to NexGen or Vision, to:

Michael L. Labertew                         Gary T. Lafferty, CEO
K-1 Builders, Inc.                          NexGen Vision, Inc.
4685 S. Highland Dr., Ste. 202              1535 Oak Industrial Lane, Suite #F
Salt Lake City, UT 84117                    Cumming, GA 30041

                                            With a copy to:

                                            Michael D. Harris, Esq.
                                            Harris & Gilbert, LLP
                                            1645 Palm Beach Lakes Blvd.
                                            Suite 550
                                            West Palm Beach, FL 33401

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

         6. Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         7. Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

         8. Counterparts; Facsimile. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile signatures shall constitute original signatures, and shall be followed by delivery of original signatures.

         9. Amendment. Except as modified herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Amendment to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

K-1 Builders, Inc.               NexGen Merger, Inc. (f/k/a NexGen Vision, Inc.)
  a Nevada corporation             a Delaware corporation


By: _________________________    By: __________________________________
John Chris Kirch, President      Hermann Burckhardt, President









                                      111